   [LOGO]
P  R  O  S  P  E  C  T  U  S

AMERICAN NATIONAL FUNDS GROUP
APRIL 30, 1997
                             AMERICAN NATIONAL GROWTH FUND, INC.
                             AMERICAN NATIONAL INCOME FUND, INC.
                             TRIFLEX FUND, INC.

                                   ONE MOODY PLAZA, GALVESTON, TEXAS 77550
                                   TELEPHONE NUMBER: (409) 763-8272 - TOLL FREE:
                                   1 (800) 231-4639

                                    OFFICERS
                    Michael W. McCroskey, President and CEO
                Brenda T. Koelemay, Vice President and Treasurer
                        Emerson V. Unger, Vice President
                Teresa E. Axelson, Vice President and Secretary

INVESTMENT ADVISOR AND MANAGER                                                                             LEGAL COUNSEL
Securities Management and Research, Inc.                                                     Greer, Herz & Adams, L.L.P.
One Moody Plaza                                                                                          One Moody Plaza
Galveston, Texas 77550                                                                            Galveston, Texas 77550
UNDERWRITER AND REDEMPTION AGENT                                                                    INDEPENDENT AUDITORS
Securities Management and Research, Inc.                                                           KPMG Peat Marwick LLP
One Moody Plaza                                                                                            700 Louisiana
Galveston, Texas 77550                                                                              Houston, Texas 77002
CUSTODIAN                                                                                   TRANSER AGENT, REGISTRAR AND
Securities Management and Research, Inc.                                                           DIVIDEND PAYING AGENT
One Moody Plaza                                                                 Securities Management and Research, Inc.
Galveston, Texas 77550                                                                                   One Moody Plaza
                                                                                                  Galveston, Texas 77550

   This Prospectus concisely sets forth the information a prospective investor should know about the American National Growth Fund, Inc. ("Growth Fund"), a long-term growth fund; American National Income Fund, Inc. ("Income Fund"), an income fund with appreciation secondary and the Triflex Fund, Inc. ("Triflex Fund") a balanced fund seeking conservation of principal, current income and long-term capital appreciation, (together "the Funds" or the "American National Funds Group") before investing. Please read and retain this Prospectus for future reference. A Statement of Additional Information for each Fund dated April 30, 1997, has been filed with the Securities and Exchange Commission and is available free of charge by writing Securities Management and Research, Inc. ("SM&R") at One Moody Plaza, Galveston, Texas 77550 or calling 1-800-231-4639. The Statements of Additional Information are incorporated herein by reference in accordance with the Commission's rules.

   While the use of this combined Prospectus subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Prospectus to outweigh the risk.

   No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or each Fund's Statement of Additional Information referred to above) and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or SM&R, the Fund's investment adviser, manager and principal underwriter. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

SHAREHOLDER INQUIRIES
   Shareholder inquiries should be directed to your registered representative, or to the Funds at the telephone numbers or mailing address listed above.

   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

   LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Form 9090(4/97)

                               TABLE OF CONTENTS

                                                     PAGE
                                                  -----------

SHAREHOLDER INQUIRIES...........................           1
THE FUNDS AT A GLANCE...........................           3
TABLE OF FEES AND EXPENSES......................           4
FINANCIAL HIGHLIGHTS............................           5
PERFORMANCE.....................................           8
PERFORMANCE ILLUSTRATIONS.......................          10
INVESTMENT OBJECTIVES AND POLICIES..............          21
THE FUNDS AND THEIR MANAGEMENT..................          24

                                                     PAGE
                                                  -----------
HOW TO PURCHASE SHARES..........................          27
WHEN ARE PURCHASES EFFECTIVE?...................          27
DETERMINATION OF OFFERING PRICE.................          28
SPECIAL PURCHASE PLANS..........................          29
RETIREMENT PLANS................................          32
DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES......          32
HOW TO REDEEM...................................          33
APPENDIX........................................          36

THE FUNDS AT A GLANCE
  The Funds were originally incorporated as follows: Growth Fund, State of Florida, May 5, 1953; Income Fund, State of Texas, May 1, 1970 and the Triflex Fund, State of Texas, November 20, 1987. The Funds were subsequently reincorporated in the State of Maryland on November 30, 1989. They are diversified, open-end management investment companies (mutual funds) which continuously sell and redeem their shares of common stock at the current per share offering price.

MINIMUM PURCHASE:--$100 minimum initial investment and $20 minimum for each subsequent investment as described under "Special Purchase Plans".

INVESTMENT OBJECTIVES AND INVESTOR SUITABILITY PROFILE:

AMERICAN NATIONAL GROWTH FUND, INC. ("GROWTH FUND")

OBJECTIVE:--The Growth Fund seeks long-term capital growth by investing its assets in securities that provide an opportunity for capital appreciation.

INVESTOR SUITABILITY PROFILE:--The Growth Fund is designed for investors with modest means who want to invest money over time to build capital to meet long-range goals. Examples of long-range goals include giving children the finest education possible, retiring in comfort, or building an estate.

AMERICAN NATIONAL INCOME FUND, INC. ("INCOME FUND")

OBJECTIVE:--The Income Fund seeks current income with a secondary objective of long-term capital appreciation.

INVESTOR SUITABILITY PROFILE:--The Income Fund is designed for investors seeking to protect the purchasing power of their money while retaining the potential for attractive growth and reducing their exposure to the volatility of the market.

TRIFLEX FUND, INC. ("TRIFLEX FUND")

OBJECTIVE:--The Triflex Fund seeks to conserve principal, produce current income and achieve long-term capital appreciation.

INVESTOR SUITABILITY PROFILE:--The Triflex Fund is designed for retirees, widows or anyone seeking supplemental income and conservation of the purchasing power of their capital.

MANAGEMENT:--Securities Management and Research, Inc. ("SM&R") makes the investment choices for the Funds. SM&R has served as investment adviser, manager and distributor of mutual funds since 1966. Refer to "THE FUNDS AND THEIR MANAGEMENT" for additional information.

PORTFOLIO MANAGEMENT PERSONAL INVESTING:--The Funds' Boards of Directors have approved a Code of Ethics which prescribes policies governing the personal investment practices of its portfolio management. These policies are stated in each of the Fund's Statement of Additional Information.

REDEMPTIONS:--Procedures may be found under "HOW TO REDEEM".

DERIVATIVE INVESTMENTS:--The Funds do not invest in interest only (IO) or principal only (PO) securities. The Triflex Fund may invest in collateralized mortgage obligations (CMO) from time to time. An explanation of CMO's can be found in the Triflex Fund's Statement of Additional Information.

RISKS:--Each Fund can be expected to have different investment results based on its investment objective and different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities market in general, and with particular reference to debt securities, to changes in the overall level of interest rates. As a result of these and other risks, the value of the shares owned may be higher or lower than their cost.

PORTFOLIO TURNOVER RATES:--Each Fund's portfolio turnover rates for the last ten years are included in the Financial Highlights tables herein. A security will be sold, and the proceeds reinvested, whenever it is considered prudent to do so from the viewpoint of a Fund's objectives, regardless of the holding period of the security. A higher rate of portfolio turnover may result in higher transaction costs. Additionally, higher portfolio turnover may, in some cases, have adverse tax effects on the Funds and their shareholders. Portfolio turnovers are expected to be less than 90% per year for each of the Funds. An explanation of turnover rate calculations and brokerage fees can be found in each Fund's Statement of Additional Information.

TABLE OF FEES AND EXPENSES
--------------------------------------------------------------------------------

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. See "HOW TO PURCHASE SHARES" in this Prospectus. The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods.

SHAREHOLDER TRANSACTION EXPENSES(1)

                                                                        Growth       Income       Triflex
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                                       5.75%        5.75%        5.75%
  Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)                                       None         None         None
  Deferred Sales Load                                                       None         None         None
  Redemption Fees(1)                                                        None         None         None
  Exchange Fees                                                             None         None         None
ANNUAL OPERATING EXPENSES
(as a Percentage of average net assets)


                                                                        Growth       Income       Triflex
  Investment Advisory Fee After Expense Reimbursement                        .77%         .71%         .62%
  Service Fee                                                                .24%         .23%         .25%
  Other Expenses                                                             .14%         .16%         .34%
  Total Operating Expenses After Expense Reimbursement                      1.15%        1.10%        1.21%(2)

The table shows actual expenses paid by shareholders. (See "THE FUNDS AND THEIR MANAGEMENT" in this Prospectus for more information).

(1) An $8.00 transaction fee is charged for each expedited wire redemption.

(2) Without the reimbursement, the percentages shown for the Triflex Fund's Investment Advisory Fees and Total Operating Expenses would have been .75% and 1.34%, respectively.

Investors should be aware that this table is not intended to reflect in detail the fees and expenses associated with an individual shareholder's own investment in any of the Funds listed. It is being provided to assist investors in gaining a more complete understanding of fees, charges and expenses which are discussed in greater detail in the appropriate sections of this Prospectus.

EXAMPLE OF EXPENSES
  The following example illustrates the expenses an investor would pay on a $1,000 investment in each Fund listed over various time periods assuming (i) 5% annual return and (ii) redemption at the end of each period. Because the Funds have no redemption fee, you would pay the same expenses whether or not you redeemed your investment at the end of each period. An investor should not view this example as a representation of past or future expenses and actual expenses may be more or less than those shown.

                                           1 Year       3 Years      5 Years     10 Years
  Growth                                  $      69    $      92    $     117    $     189
  Income                                         68           90          115          184
  Triflex                                        69           94          120          196

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

AMERICAN NATIONAL GROWTH FUND, INC.

  The table that follows, for the periods after October 31, 1988, has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements and notes included in the Statement of Additional Information. The information for years prior to October 31, 1989, has been audited by the Funds former independent Auditors.

                                                                     Year Ended December 31,
                                            --------------------------------------------------------------------------
                                              1996      1995      1994      1993      1992         1991        1990
                                            --------  --------  --------  --------  --------    ----------   ---------
Net Asset Value,
Beginning of Period                         $   4.39  $   3.83  $   4.15  $   4.51  $   5.07    $     3.95   $    4.25

  Investment income--net                        0.05      0.08      0.06      0.06      0.08          0.08        0.10

  Net realized and unrealized gain (loss)
  on investments during the period              0.73      0.88      0.15      0.31     (0.20)         1.38       (0.22)
                                            --------  --------  --------  --------  --------    ----------   ---------
TOTAL FROM INVESTMENT OPERATIONS                0.78      0.96      0.21      0.37     (0.12)         1.46       (0.12)

Less distributions

  Distributions from investment
  income--net                                  (0.05)    (0.08)    (0.06)    (0.06)    (0.08)        (0.06)      (0.09)

  Distributions from capital gains             (0.17)    (0.32)    (0.47)    (0.67)    (0.36)        (0.28)      (0.09)
                                            --------  --------  --------  --------  --------    ----------   ---------
TOTAL DISTRIBUTIONS                            (0.22)    (0.40)    (0.53)    (0.73)    (0.44)        (0.34)      (0.18)
                                            --------  --------  --------  --------  --------    ----------   ---------
Net Asset Value,
End of Period                               $   4.95  $   4.39  $   3.83  $   4.15  $   4.51    $     5.07   $    3.95
                                            --------  --------  --------  --------  --------    ----------   ---------
                                            --------  --------  --------  --------  --------    ----------   ---------
TOTAL RETURN                                   17.64%    25.20%     4.98%     8.17%    (2.50)%       36.98%      (2.94)%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                             $152,758  $134,821  $113,250  $113,135  $111,811      $125,837     $97,298

Ratio of expenses to average net assets         1.15      0.98      0.97      1.00      1.07          1.04        1.03

Ratio of net investment income to average
net assets                                      1.02      1.67      1.46      1.31      1.42          1.63        2.41

Portfolio turnover rate                        18.72     37.00     46.26     59.67     92.28         55.95      152.13

Average commission rate paid                    7.00

                                            Two Months
                                            Ended Dec.
                                                31,             Year Ended October 31,
                                            -----------     -------------------------------
                                               1989           1989        1988       1987
                                            -----------     ---------   --------   --------
Net Asset Value,
Beginning of Period                         $      4.85     $    4.48   $   5.14   $   5.05
  Investment income--net                           0.03          0.13       0.09       0.06
  Net realized and unrealized gain (loss)
  on investments during the period                 0.17          0.67       0.13       0.53
                                            -----------     ---------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS                   0.20          0.80       0.22       0.59
Less distributions
  Distributions from investment
  income--net                                     (0.07)        (0.12)     (0.10)     (0.06)
  Distributions from capital gains                (0.73)        (0.31)     (0.78)     (0.44)
                                            -----------     ---------   --------   --------
TOTAL DISTRIBUTIONS                               (0.80)        (0.43)     (0.88)     (0.50)
                                            -----------     ---------   --------   --------
Net Asset Value,
End of Period                               $      4.25     $    4.85   $   4.48   $   5.14
                                            -----------     ---------   --------   --------
                                            -----------     ---------   --------   --------
TOTAL RETURN                                       4.07%**      19.90%      5.88%     12.57%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period
(000's omitted)                                $108,058      $104,897    $97,302    $99,413
Ratio of expenses to average net assets            1.06*         1.09       1.23       1.00
Ratio of net investment income to average
net assets                                         3.24*         2.93       2.07       1.14
Portfolio turnover rate                           13.74         70.94      46.79      44.95
Average commission rate paid

*Ratios annualized
**Returns are not annualized

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

AMERICAN NATIONAL INCOME FUND, INC.

  The table that follows, for the periods after July 31, 1988, has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements and notes included in the Statement of Additional Information. The information that follows for years prior to July 31, 1989, has been audited by the Funds former independent Auditors.

                                                                      Year Ended December 31,
                                            ----------------------------------------------------------------------------
                                              1996      1995      1994        1993        1992        1991        1990
                                            --------  --------  --------    ---------   ---------   ---------   --------
Net Asset Value,
Beginning of Period                         $  22.59  $  18.90  $  21.66    $   22.09   $   22.94   $   19.35   $  20.11

  Investment income--net                        0.58      0.62      0.62         0.56        0.57        0.69       0.79

  Net realized and unrealized gain (loss)
  on investments during the period              3.10      4.82     (0.75)        1.75        0.17        4.85      (0.67)
                                            --------  --------  --------    ---------   ---------   ---------   --------
TOTAL FROM INVESTMENT OPERATIONS                3.68      5.44     (0.13)        2.31        0.74        5.54       0.12

Less distributions

  Distributions from investment
  income--net                                  (0.58)    (0.63)    (0.61)       (0.60)      (0.53)      (0.64)     (0.81)

  Distributions from capital gains             (0.64)    (1.12)    (2.02)       (2.14)      (1.06)      (1.31)     (0.07)
                                            --------  --------  --------    ---------   ---------   ---------   --------
TOTAL DISTRIBUTIONS                            (1.22)    (1.75)    (2.63)       (2.74)      (1.59)      (1.95)     (0.88)
                                            --------  --------  --------    ---------   ---------   ---------   --------
Net Asset Value,
End of period                               $  25.05  $  22.59  $  18.90    $   21.66   $   22.09   $   22.94   $  19.35
                                            --------  --------  --------    ---------   ---------   ---------   --------
                                            --------  --------  --------    ---------   ---------   ---------   --------
TOTAL RETURN                                   16.46%    29.12%    (0.61)%      10.63%       3.31%      29.06%      0.75%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period (000's omitted)   $165,786  $141,058  $114,231     $119,956    $108,076     $99,192    $74,329

Ratio of expenses to average net assets         1.10      1.12      1.12         1.17        1.18        1.23       1.22

Ratio of net investment income to average
net assets                                      2.42      2.89      2.86         2.51        2.56        3.25       4.14

Portfolio turnover rate                        27.07     44.00     52.46        70.71       44.03       40.23      37.51

Average commission rate paid                    7.00

                                               Five
                                              Months
                                            Ended Dec.
                                                31,                 Year Ended July 31,
                                            -----------     -----------------------------------
                                               1989           1989          1988         1987
                                            -----------     ---------     --------     --------
Net Asset Value,
Beginning of Period                         $     20.75     $   19.80     $  23.77     $  21.52
  Investment income--net                           0.38          0.74         0.70         0.63
  Net realized and unrealized gain (loss)
  on investments during the period                 1.06          3.09        (3.31)        4.33
                                            -----------     ---------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                   1.44          3.83        (2.61)        4.96
Less distributions
  Distributions from investment
  income--net                                     (0.44)        (0.74)       (0.83)       (0.68)
  Distributions from capital gains                (1.64)        (2.14)       (0.53)       (2.03)
                                            -----------     ---------     --------     --------
TOTAL DISTRIBUTIONS                               (2.08)        (2.88)       (1.36)       (2.71)
                                            -----------     ---------     --------     --------
Net Asset Value,
End of period                               $     20.11     $   20.75     $  19.80     $  23.77
                                            -----------     ---------     --------     --------
                                            -----------     ---------     --------     --------
TOTAL RETURN                                       6.99%**      32.31%      (11.20)%      25.71%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)       $69,579       $67,765      $65,789      $85,817
Ratio of expenses to average net assets            1.17*         1.18         1.10         1.00
Ratio of net investment income to average
net assets                                         3.92*         3.82         3.46         3.00
Portfolio turnover rate                           14.62         31.02        56.63        24.71
Average commission rate paid

* Ratios annualized
** Returns are not annualized

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

TRIFLEX FUND, INC.

  The table that follows, for the periods after July 31, 1988, has been audited by KPMG Peat Marwick, LLP, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements and notes included in this Statement of Additional Information. The information that follows for years prior to July 31, 1989, has been audited by the Funds former independent Auditors.

                                                                           Year Ended December 31,
                                            --------------------------------------------------------------------------------------
                                              1996         1995         1994         1993         1992         1991         1990
                                            ---------    ---------    ---------    ---------    ---------    ---------    --------

Net Asset Value,
Beginning of Period                         $   16.85    $   14.32    $   15.35    $   15.81    $   16.20    $   13.98    $  14.62

  Investment income--net                         0.49         0.49         0.45         0.41         0.46         0.61        0.80

  Net realized and unrealized gain (loss)
  on investments during the period               1.48         2.67        (0.22)        0.58         0.01         2.79       (0.66)
                                            ---------    ---------    ---------    ---------    ---------    ---------    --------
TOTAL FROM INVESTMENT OPERATIONS                 1.97         3.16         0.23         0.99         0.47         3.40        0.14

Less distributions

  Distributions from investment
  income--net                                   (0.49)       (0.49)       (0.45)       (0.41)       (0.35)       (0.62)      (0.70)

  Distributions from capital gains              (0.43)       (0.14)       (0.81)       (1.04)       (0.51)       (0.56)      (0.08)
                                            ---------    ---------    ---------    ---------    ---------    ---------    --------
TOTAL DISTRIBUTIONS                             (0.92)       (0.63)       (1.26)       (1.45)       (0.86)       (1.18)      (0.78)
                                            ---------    ---------    ---------    ---------    ---------    ---------    --------
Net Asset Value,
End of Period                               $   17.90    $   16.85    $   14.32    $   15.35    $   15.81    $   16.20    $  13.98
                                            ---------    ---------    ---------    ---------    ---------    ---------    --------
                                            ---------    ---------    ---------    ---------    ---------    ---------    --------
TOTAL RETURN                                    11.86%       22.29%        1.49%        6.31%        3.00%       24.53%       1.37%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                               $23,188      $21,757      $19,023      $20,469      $21,482      $21,916     $19,328
Ratio of expenses to average net assets          1.21(1)      1.26(1)      1.25(1)      1.32(1)      1.15(1)      1.28(1)     1.31
Ratio of net investment income to average
net assets                                       2.83         2.99         2.91         2.49         2.96         3.95        5.57
Portfolio turnover rate                         23.78        16.39        46.95        70.98        61.66       104.21      184.54
Average Commission Rate Paid                     7.00           --           --           --           --           --          --

                                            Five Months
                                             Ended Dec.
                                                31,                  Year Ended July 31,
                                            ------------     -----------------------------------
                                                1989           1989          1988         1987
                                            ------------     ---------     --------     --------
Net Asset Value,
Beginning of Period                         $      15.90     $   14.90     $  14.59     $  15.30
  Investment income--net                            0.37          0.89         0.88         1.18
  Net realized and unrealized gain (loss)
  on investments during the period                 (0.33)         1.34         0.54        (0.67)
                                            ------------     ---------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                    0.04          2.23         1.42         0.51
Less distributions
  Distributions from investment
  income--net                                      (0.39)        (0.90)       (1.11)       (1.22)
  Distributions from capital gains                 (0.93)        (0.33)        0.00         0.00
                                            ------------     ---------     --------     --------
TOTAL DISTRIBUTIONS                                (1.32)        (1.23)       (1.11)       (1.22)
                                            ------------     ---------     --------     --------
Net Asset Value,
End of Period                               $      14.62     $   15.90     $  14.90     $  14.59
                                            ------------     ---------     --------     --------
                                            ------------     ---------     --------     --------
TOTAL RETURN                                        0.32%**      15.94%       10.18%        3.48%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period
(000's omitted)                                  $21,382       $21,002      $19,687      $10,396
Ratio of expenses to average net assets             1.31*         1.28         1.00         0.96
Ratio of net investment income to average
net assets                                          5.75*         5.99         6.01         7.84
Portfolio turnover rate                           116.16         36.93       130.95        27.02
Average Commission Rate Paid                          --            --           --           --

The shaded area on the chart represents data for fiscal years prior to the change in investment objectives of the Fund.

(1) Expenses for these calculations are net of a reimbursement from Securities Management and Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.34%, 1.46%, 1.45%, 1.39% and 1.32% for the years ended December 31, 1996, 1995, 1994, 1993 and 1992, respectively.

* Ratios annualized
**Returns are not annualized

PERFORMANCE

  Each Fund may include in advertisements, sales literature, shareholder reports or other communications, total rate of return quotations and the Funds rankings in the relevant fund category from sources such as the Lipper Analytical Services, Inc. ("Lipper") and Weisenberger Investment Company Service ("Weisenberger"). If any advertised performance data does not reflect the maximum sales charge, such advertisements will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Additional performance information is shown on the following pages.

  The Funds may also include data comparing their performance with the performance of non-related investment media, published editorial comments, publications that monitor the performance of other mutual funds or mutual fund indexes with similar objectives and policies. (See "COMPARISONS" in each of the Funds Statement of Additional Information for a list of various media used). Performance information may be quoted numerically or may be presented in table, graph or other illustration.

  The total return data represents past performance, which may vary for different periods. Actual total return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than their cost. Returns include the effects of the Growth, Income and Triflex Fund's maximum sales charge of 5.75% applied to the initial investment amount, the change in the share price and the reinvestment at net asset value of all dividends and capital gains (both of which are subject to applicable federal, state and local income taxes).

AVERAGE ANNUAL RETURN

  Each Fund's average annual return during specified time periods reflects the hypothetical annually compounded return that would equate an initial one thousand dollar investment by adding one to the computed average annual total return, raising the sums to a power equal to the number of years covered by the computation and multiplying the result by the one thousand dollar initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all investment income dividends and capital gain distributions on the reinvestment dates at the net asset value. Because average annual returns tend to smooth out variations in each Fund's return, you should recognize that they are not the same as actual year-by-year results.

                          Average Annual Total Return
                         For the Period Ending 12/31/96

                   20-year      10-year     5-year     1-year

Growth Fund          14.11%       11.72%       8.97%     10.83%
Income Fund          13.88%       11.84%       9.99%      9.76%
Triflex Fund             --           --       7.46%      5.42%

  Each Fund's performance will vary from time to time and past results are not necessarily indicative of future results. Performance is a function of a fund's portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of a Fund, market conditions and interest rates.

CUMULATIVE TOTAL RETURN

  The charts that follow describe the total return results of a hypothetical $10,000 investment in each Fund for the 10-year period from January 1, 1987 through December 31, 1996 with a maximum sales charge of 5.75%.

                      [This page intentionally left blank]

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND
  For the second consecutive year, the 1996 U.S. stock market showered equity investors with strong absolute and relative returns. Operating with a nearly ideal backdrop of slow, steady economic growth and continuing benign inflation, stocks simply continued to be what the textbooks say they should be and have always been, which is the best asset class in which to create real financial wealth over time. The American National Growth Fund returned 17.64% to those investors who owned the fund for the complete year of '96.

  1996 was also a unique year. As the year began, scores of market pundits were quite sure the equity markets simply could not continue their path upward, and advised serious caution in the pursuit of investment return. However, history has shown over and again that efforts to guess the near term direction of the market are simply futile. Successful investors earn that title by dedicating themselves and their long term financial assets to nearly lifelong exposure to the equity markets. That is the only way to assure oneself of always capturing elusive bull markets. You simply have to already be in the game. Investment strategies designed to simply avoid bear markets can be expensive undertakings.
  The financial markets spent most of 1996 seemingly playing a game that could have been entitled, "Find the Inflation." The markets spent 1996 holding their collective breath every time a substantial inflation indicator or meeting of the Federal Reserve Board approached its reporting date. As soon as the markets became convinced that inflation was going to become a concern, door number two was opened and inflation seemed to be nowhere in sight. As it turned out, inflation, as measured by the Consumer Price Index, advanced by
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                AMERICAN NATIONAL GROWTH FUND, INC. AND S&P 500
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             1987       1988       1989       1990       1991       1992
American National Growth Fund, Inc.                           10,603     11,239     13,974     13,563     18,578     18,113
S&P 500                                                       10,523     12,292     16,163     15,650     20,431     21,999
Past performance is not predictive of future performance.
AVERAGE ANNUAL RETURN
10 YEAR                                                       11.72%
5 YEAR                                                         8.97%
1 YEAR                                                        10.83%

                                                             1993       1994       1995       1996
American National Growth Fund, Inc.                           19,593     20,568     25,752     30,295
S&P 500                                                       24,196     24,513     33,674     41,351
Past performance is not predictive of future performance.
AVERAGE ANNUAL RETURN
10 YEAR
5 YEAR
1 YEAR

American National Growth Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value, and considers the effect of the Fund's 5.75% maximum sales charge. All performance figures are as-of December 31 for the applicable year. The Fund's fiscal year end was as of July 31 for 1987-1989.

3.3% as food and energy prices moved up sharply. However, underlying price pressures eased last year for both the Producer and Consumer Price Indexes. In the past year, the core CPI rose by only 2.6%, down from 3% in 1995, matching the same level of 1994, which is the lowest since 1965. Regardless of the outcome, the level of uncertainty surrounding the inflation number caused interest rates to rise, which led to only a 3.5% total rate of return for the bellwether 30 year U.S. Treasury Bond.

  In great contrast to the anemic returns offered by the bond markets in 1996, the stock market once again enjoyed a banner year. The technology sector, with a better than 40% gain in 1996, led the bull market, with the very large tech companies leading the way. Following technology were the finance and capital goods sectors, both producing returns of over 29%. Stocks held by the Growth Fund in the basic materials, consumer cyclical, healthcare and utility sectors outperformed their respective sectors in the overall market. Growth Fund positions held in capital goods, consumer staples, finance and technology were drags on performance, as the overall market sectors bettered our selections.
  Peering into 1997, we see the economy growing in the 2.5% to 2.7% range. Although we see a slight decrease in capital spending in 1997, we believe consumers will spend about 2.5% more than they did in 1996, thanks to gains in employment, income and consumer confidence. In general, we still believe that a good worldwide environment for financial assets exists, despite their recent gains.
  On balance, we are pleased that our shareholders have enjoyed strong absolute returns over the past three years. We are confident that our disciplined approach to equity investing--buying undervalued companies undergoing a positive change in fundamentals--can again outperform the market when valuations return to more realistic levels.

        QUARTERLY COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN AMERICAN NATIONAL GROWTH FUND, INC. AND LIPPER ANALYTICAL AVERAGE GROWTH FUND
               (LAST THIRTEEN QUARTERS UNDER CURRENT DISCIPLINES)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            9/30/93    12/31/93    3/31/94    6/30/94    9/30/94    12/31/94
American National Growth Fund, Inc.                           10,000      10,804     10,622     10,636     11,317      11,342
Lipper Analytical Average Growth Fund                         10,000      10,226      9,875      9,617     10,136      10,001
Past performance is not predictive of future performance.

                                                            3/31/95    6/30/95    9/30/95    12/31/95    3/31/96    6/30/96
American National Growth Fund, Inc.                           12,230     12,958     13,644      14,198      14780    15316.51
Lipper Analytical Average Growth Fund                         10,739     11,741     12,748      13,049    13760.5    14429.22
Past performance is not predictive of future performance.

                                                            9/30/96    12/31/96
American National Growth Fund, Inc.                          15835.7     16700.3
Lipper Analytical Average Growth Fund                        14867.9       15629
Past performance is not predictive of future performance.

              ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 OF
                      AMERICAN NATIONAL GROWTH FUND, INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                    1987       1988       1989       1990       1991       1992
Fund                                                                 10,603     11,239     13,974     13,563     18,578     18,113
Index                                                                10,426     10,803     13,087     12,436     16,833     16,145
$30,295 Total Return
$25,591 Capital Appreciation Assuming Dividends Taken in Cash
$10,000 Purchase Price
$9,425 Net Amount Invested

                                                                    1993       1994       1995       1996
Fund                                                                 19,593     20,568     25,752     30,295
Index                                                                17,236     17,837     21,965     25,591
$30,295 Total Return
$25,591 Capital Appreciation Assuming Dividends Taken in Cash
$10,000 Purchase Price
$9,425 Net Amount Invested

SUMMARY OF RESULTS FOR CALENDAR YEAR

----------------------------------------------------------------------------------------------------------------------------------
                                           1987     1988     1989     1990     1991     1992     1993     1994     1995     1996
----------------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid and
reinvested during year                    $   180  $   255  $   346  $   293  $   198  $   286  $   244  $   288  $   405  $   278
Capital gains distributions reinvested
during year                                 1,646      788    2,018      292      954    1,311    2,705    2,219    1,746      973
Value of investment at year end assuming
reinvestment of investment income
dividends and capital gains
distributions                              10,603   11,239   13,974   13,563   18,578   18,113   19,593   20,568   25,752   30,295
Value of investment at year end assuming
investment income dividends taken in
cash                                      $10,426  $10,803  $13,087  $12,436  $16,833  $16,145  $17,236  $17,837  $21,965  $25,591
PERCENTAGES
----------------------------------------------------------------------------------------------------------------------------------
Income Return                                1.80%    2.40%    3.08%    2.10%    1.46%    1.54%    1.35%    1.47%    1.97%    1.08%
Appreciation                                 4.23%    3.60%   21.25%   -5.04%   35.52%   -4.03%    6.82%    3.51%   23.23%   16.56%
                                          ----------------------------------------------------------------------------------------
Total Return                                 6.03%    6.00%   24.33%   -2.94%   36.98%   -2.49%    8.17%    4.98%   25.20%   17.64%
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Sales Charge                                 5.75%
Total Return
*(excluding sales charge)                   12.50%

  All performance figures are as of December 31 for the applicable year. Growth Fund's fiscal year was as of October 31 for 1987-1989.

                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$2,773
                                                Capital Gains Paid and Reinvested.......$14,652
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$2,870
                                                Total Value.............................$30,295

                         AMERICAN NATIONAL GROWTH FUND
                   ILLUSTRATION OF MONTHLY INVESTMENT PROGRAM

  The table below shows the results of assumed investments of $250 per month in the American National Growth Fund, with all dividend and capital gains distributions reinvested. No adjustment has been made for any income tax liability.

  The illustration covers the 10-year period from January 1, 1987 to December 31, 1996. The maximum sales charge of 5.75% was applied to all purchases. Dividend and capital gains distribution were reinvested at net asset value.

  While this period, on the whole, was one of generally rising stock prices, it also included some interim periods of substantial market decline. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today. A program of the type illustrated does not assure a profit or protect against a loss in declining markets.

            ILLUSTRATION OF AN ASSUMED INVESTMENT OF $250 PER MONTH
                       FOR THE PERIOD 1/1/87 TO 12/31/96

---------------------------------------------------------------------------------------------------------------

                        CUMULATIVE   CUMULATIVE   TOTAL COST    VALUE OF     VALUE OF     VALUE OF
YEAR-END   CUMULATIVE    DIVIDEND      CAPITAL        OF       CUMULATIVE   CUMULATIVE   CUMULATIVE     TOTAL
  12/31    INVESTMENT     INCOME        GAINS     INVESTMENT*  INVESTMENT    DIV. INC.    CAP. GN.      VALUE
---------------------------------------------------------------------------------------------------------------
  1987      $   3,000    $      31    $     330    $   3,362    $   2,185    $      30    $     335   $   2,550
  1988          6,000          140          705        6,845        4,731          135          697       5,563
  1989          9,000          365        2,115       11,481        7,477          357        2,131       9,965
  1990         12,000          614        2,380       14,994        9,703          571        2,247      12,521
  1991         15,000          820        3,418       19,238       15,599          953        3,926      20,478
  1992         18,000        1,166        5,058       24,225       16,567        1,194        5,122      22,883
  1993         21,000        1,498        8,862       31,361       17,846        1,418        8,499      27,763
  1994         24,000        1,934       12,294       38,229       19,029        1,731       11,257      32,018
  1995         27,000        2,600       15,211       44,812       24,717        2,656       15,854      43,227
  1996         30,000        3,087       16,937       50,025       30,857        3,496       19,599      53,952

*Includes the amount invested plus the cumulative dollar amount of reinvested dividend and capital gains distributions.

                                                                    SUMMARY
                                                Total Invested..........................$30,000
                                                Total Cost--including reinvested dividends and
                                                capital gains...........................$50,025
                                                Total Value 12/31/96....................$53,952

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
AMERICAN NATIONAL INCOME FUND
  Sown in the fertile soil of benign inflation and low interest rates, the stock market in 1996 once again boldly affirmed its dominance. Thus, the experience of most stock mutual fund investors was quite positive as well. Shareholders of the American National Income Fund reaped a bountiful harvest as well, as the fund returned 16.47% over 1996.

  While 1996 may have been the year of the Ox in China, 1996 could very well have been dubbed the year of the large capitalization growth stock in America. 1996's market action was dominated by large, brand name companies that trade at very high price to earnings ratios. In fact, rarely have the 100 largest of the Standard & Poors 500 stocks so far outpaced the smallest stocks in the same index. Additionally, the Russell 2000, a popular measure of the stock price performance of smaller companies, only returned about 60% of what large stocks gained over 1996.
  Obviously, a hallmark of the Income Fund is that its assets are managed in a very conservative way. The companies we purchase, typically, are well established companies that pay an above market dividend. More specifically, the goal is to purchase companies at historically reasonable valuation levels after they have demonstrated evidence of a positive change in fundamentals. In other words, we hope to identify improving companies before the market does, so that valuations are favorable.
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                AMERICAN NATIONAL INCOME FUND, INC. AND S&P 500
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                        1987       1988       1989       1990       1991
American National Income Fund, Inc.                             9425      9,778     10,762     13,788     13,892     17,928
S&P 500                                                        10000     10,523     12,292     16,163     15,650     20,431
Past performance is not predictive of future performance.
AVERAGE ANNUAL RETURN
10 YEAR                                                       11.84%
5 YEAR                                                         9.99%
1 YEAR                                                         9.76%

                                                             1992       1993       1994       1995       1996
American National Income Fund, Inc.                           18,522     20,490     20,365     26,295     30,624
S&P 500                                                       21,999     24,196     24,513     33,674     41,351
Past performance is not predictive of future performance.
AVERAGE ANNUAL RETURN
10 YEAR
5 YEAR
1 YEAR

American National Income Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Fund's fiscal year end was as of July 31 for 1987-1989.

  Recent "momentum" strategies of investing, in which stocks are purchased on the assumption of tremendous earnings growth rates, and dumped at the hint of disappointment, have attracted vast sums of money, and have fueled a growth stock environment which is in contrast to our value based investment disciplines. In our view, paying nearly any price for earnings growth is akin to climbing a ladder that is burning beneath you. For a while you are going to go higher, but the higher you get, the more the foundation beneath you is weakening. And the higher you climb, the greater the potential for severe damage when you do fall. Like climbing a burning ladder, holding large quantities of richly valued growth stocks can be disastrous when the stocks begin falling short of earnings expectations. The defensive nature of the Income Fund does not permit this kind of speculation.

  Where did the Fund make money during 1996? Our decision to carry an above market weighting in the finance sector proved to be a good one, as the finance sector was an astounding performer in the overall market last year, with better than a 35% return. The Fund's holdings in the basic materials sector, including such companies as chemical, paper and metal producers, were also a bright spot. Disappointing was the Fund's underweighting of the capital goods and healthcare sectors, both strong performers in 1996. Also, because many companies in the technology sector--which led the market--pay little or no dividends, they simply do not lend themselves to the Income Fund's investment criteria.
  Yearly economic outlooks are beginning to seem somewhat predictable, sort of like a trusted annual bulb that reveals itself every spring. We are continuing our view of a slow, steadily growing economy, in the 2.5% to 2.8% range, with inflation remaining relatively dormant. This does, by and large, represent the consensus view of the industry. This scenario, it can be argued, combined with healthy corporate profits, is the rich, black soil in which bull markets thrive.
  Thank you for your continued confidence in the American National Income Fund. We will do our best to reward your trust.
        QUARTERLY COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN AMERICAN NATIONAL INCOME FUND, INC. AND LIPPER ANALYTICAL AVERAGE EQUITY
         INCOME FUND (LAST THIRTEEN QUARTERS UNDER CURRENT DISCIPLINES)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            9/30/93    12/31/93    3/31/94    6/30/94    9/30/94    12/31/94
American National Income Fund, Inc.                           10,000      10,402     10,029     10,081     10,433      10,339
Lipper Analytical Average Equity Income Fund                  10,000      10,126      9,752      9,764     10,145       9,885
Past performance is not predictive of future performance.

                                                            3/31/95    6/30/95    9/30/95    12/31/95    3/31/96    6/30/96
American National Income Fund, Inc.                           11,179     11,918     12,785      13,346    14079.8    14382.5
Lipper Analytical Average Equity Income Fund                  10,616     11,317     12,137      12,827      13434    13827.7
Past performance is not predictive of future performance.

                                                            9/30/96    12/31/96
American National Income Fund, Inc.                          14631.3       15534
Lipper Analytical Average Equity Income Fund                 14207.7     15266.4
Past performance is not predictive of future performance.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                     OF AMERICAN NATIONAL INCOME FUND, INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                    1987       1988       1989       1990       1991       1992
Fund                                                                  9,778     10,762     13,788     13,892     17,928     18,522
Index                                                                 9,417      9,989     12,303     11,882     14,897     15,028
$30,624 Total Return
$22,324 Capital Appreciation Assuming Dividends Taken in Cash
$10,000 Purchase Price
$9,425 Net Amount Invested

                                                                    1993       1994       1995       1996
Fund                                                                 20,490     20,365     26,295     30,624
Index                                                                16,195     15,641     19,627     22,324
$30,624 Total Return
$22,324 Capital Appreciation Assuming Dividends Taken in Cash
$10,000 Purchase Price
$9,425 Net Amount Invested

SUMMARY OF RESULTS FOR CALENDAR YEAR

----------------------------------------------------------------------------------------------------------------------------------
                                           1987     1988     1989     1990     1991     1992     1993     1994     1995     1996
----------------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid and
reinvested during year                    $   393  $   389  $   494  $   563  $   464  $   419  $   506  $   580  $   689  $   678
Capital gains distributions reinvested
during year                                   265    1,153    1,030       50      962      842    1,834    1,955    1,228      757
Value of investment at year end assuming
reinvestment of investment income
dividends and capital gains
distributions                               9,778   10,762   13,788   13,892   17,928   18,522   20,490   20,365   26,295   30,624
Value of investment at year end assuming
investment income dividends taken in
cash                                      $ 9,417  $ 9,989  $12,303  $11,882  $14,897  $15,028  $16,195  $15,641  $19,627  $22,324
PERCENTAGES
----------------------------------------------------------------------------------------------------------------------------------
Income Return                                3.93%    3.98%    4.59%    4.08%    3.34%    2.34%    2.73%    2.83%    3.38%    2.58%
Appreciation                                -6.15%    6.09%   23.53%   -3.33%   25.72%    0.98%    7.90%   -3.44%   25.74%   13.88%
                                          ----------------------------------------------------------------------------------------
Total Return                                -2.22%   10.07%   28.12%    0.75%   29.06%    3.32%   10.63%   -0.61%   29.12%   16.46%
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Sales Charge                                 5.75%
Total Return
*(excluding sales charge)                    3.77%

  All performance figures are as of December 31 for the applicable year. Income Fund's fiscal year was as of July 31 for 1987-1989.

                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$5,175
                                                Capital Gains Paid and Reinvested.......$10,076
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$5,373
                                                Total Value.............................$30,624

         AMERICAN NATIONAL INCOME FUND--WITHDRAWAL ACCOUNT ILLUSTRATION
                  ASSUMED INVESTMENT OF $50,000 MADE ON 1/1/87
                WITHDRAWALS OF $500 PER MONTH FOR THE SUBSEQUENT
                         10-YEAR PERIOD ENDING 12/31/96

WITHDRAWAL ACCOUNT ILLUSTRATION

  The table below illustrates an assumed Withdrawal Account for the 10-year period January 1, 1987 to December 31,1996. While this period, on the whole, was one of generally rising stock prices, it also included some interim periods of substantial market decline. It is assumed that $50,000 was invested at the beginning of the period with the applicable sales charge of 4.5% applied and that $417 was withdrawn each month ($5,000 annually) during the entire period. No adjustment has been made for any income tax liability.

HOW A WITHDRAWAL ACCOUNT WORKS

  The investor selects the amount of monthly or quarterly check desired and then sufficient shares are liquidated each period to cover the check. There are no charges for this service and the amount of the check may be changed or discontinued at the option of the investor. All dividends and capital gains distributions earned by the account are automatically reinvested without charge. Since all dividend and capital gains distributions, once reinvested, tend to lose their identity, it is advisable for the investor to assume that all withdrawal checks come from principal.

A WORD OF CAUTION

  Although the investor has complete discretion in determining the amount of the withdrawal check, a word of caution is in order. An excessive amount of withdrawal will reduce an account's value faster than it can be restored by capital appreciation and dividends. Considerable attention should be paid to any reduction in the value of the account, and to the rate of any such reduction.

---------------------------------------------------------------------

YEAR-END   TOTAL COST OF    ANNUAL     CUMULATIVE       VALUE OF
  12/31     INVESTMENT*   WITHDRAWAL   WITHDRAWALS  REMAINING SHARES
---------------------------------------------------------------------
1987         $  53,019     $   5,000    $   5,000       $  44,829
1988            59,333         5,000       10,000          44,098
1989            64,901         5,000       15,000          50,390
1990            66,910         5,000       20,000          45,454
1991            71,076         5,000       25,000          52,353
1992            74,396         5,000       30,000          48,764
1993            79,922         5,000       35,000          48,361
1994            85,297         5,000       40,000          43,183
1995            88,902         5,000       45,000          49,468
1995            91,338         5,000       50,000          51,941

*Includes the initial investment of $50,000 plus the cumulative dollar amount of reinvested dividend and capital gains distributions.

                                                              SUMMARY
                                          Total invested.................................  $50,000
                                          Total Cost--including reinvested dividends and
                                          capital gains..................................  $91,338
                                          Total Withdrawals..............................  $50,000
                                          Value of account 12/31/96......................  $51,941

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
TRIFLEX FUND
  The across-the-board run-up enjoyed by the financial markets in 1995 was not to be repeated in 1996, but the fruits borne by the markets were, at least in part, still sweet. Stocks enjoyed strong returns for the second consecutive year in 1996, but bonds, due to increasing interest rates, offered anemic returns at best. Within this environment, the Triflex Fund produced a total return of 11.86% for the year.

  Balanced funds, like Triflex, always carry ample supplies of stocks, bonds and cash. They can be thought of as the ultimate contingency plan investment, since parts of the portfolio may react differently to the same economic environment. This was the case in 1996. Early-year fears of robust economic growth leading to inflation, immediately shook the bond market. Stocks, however, continued to move higher. Diversification across the asset classes, a constant for Triflex, buoyed the Fund on the positive side of total return.
  In reviewing equity market action, the finance and technology sectors were the clear leaders in 1996. These sectors benefited from continuing strong corporate earnings, ongoing strong sector fundamentals, and strong institutional following. Other top performing sectors included capital goods and healthcare. Also key in 1996's stock market was size. It seemed that bigger was indeed better last year, as the large capitalization stock indexes well outperformed their smaller counterparts.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
   TRIFLEX FUND, INC., S&P 500 AND LEHMAN INTERMEDIATE GOVERNMENT/CORP INDEX EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             1987       1988       1989       1990       1991       1992
Triflex Fund, Inc.                                             9,599     10,596     12,043     12,209     15,204     15,659
S&P 500                                                       10,000     11,681     15,359     14,872     19,416     20,905
Lehman Intermediate Gov't/Corp. Index                         10,000     10,668     12,030     13,133     15,054     16,133
Past performance is not predictive of future performance.
AVERAGE ANNUAL RETURN
5 YEAR                                                         7.46%
1YEAR                                                          5.42%

                                                             1993       1994       1995       1996
Triflex Fund, Inc.                                            16,647     16,895      20662      23114
S&P 500                                                       22,994     23,295     32,000     39,296
Lehman Intermediate Gov't/Corp. Index                         17,566     17,227     19,867     20,662
Past performance is not predictive of future performance.
AVERAGE ANNUAL RETURN
5 YEAR
1YEAR

Triflex Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Fund's fiscal year end was as of July 31 for 1988-1989.

  The Triflex Fund greatly benefited from its above market weighting in the strong healthcare sector. The stocks of basic materials companies and the economically sensitive consumer cyclicals area were also key to the fund's performance. The areas that proved costly were our underweighting of the finance sector, and our below market performance from the technology, capital goods and consumer staples sector.

  Within the bond portion, while we generally are happy to own bonds in the five to ten year maturity range, we took advantage of price opportunities and lengthened maturities as long term interest rates moved above the 7%. Our feeling that interest rates were more likely to go down than up proved to be on track, and the Fund benefited from the move. In fact, the bond portion of the portfolio outperformed broad market indices. We are comfortable that the fixed income portion of the portfolio is well positioned in this slow growth, low inflation environment that we foresee continuing.

  Our 1997 outlook is quite simply put...more of the same. We foresee moderate growth and benign inflation, which is generally good for financial assets. This worldwide phenomenon of generally lower inflation and reasonable worldwide growth rates demonstrates the truly global village in which we live. It's a world of expanding markets, opportunity and economic possibility. We invest with an underlying theme of tapping into this secular worldwide growth phenomenon.

  On balance, we are pleased that our portfolios have demonstrated strong absolute returns over the past three years. As we go about our business each day of managing shareholder assets, we operate under a set of tried and true investment disciplines that are designed to outperform the market over time. We will continually seek to buy undervalued companies undergoing a positive change in fundamentals. Over complete market cycles, we are convinced that our disciplines can reward investors quite handsomely.
  We appreciate the confidence you have placed in us with your investment in the Triflex Fund.

        QUARTERLY COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
         TRIFLEX FUND, INC. AND LIPPER ANALYTICAL AVERAGE BALANCED FUND
               (LAST THIRTEEN QUARTERS UNDER CURRENT DISCIPLINES)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            09/30/1993    12/31/1993    03/31/1994    06/30/1994    09/30/1994
Lipper Analytical Avg. Balanced Fund                             10,000        10,246        10,038        10,059        10,429
Triflex Fund, Inc.                                               10,000        10,119         9,791         9,679         9,972
Past performance is not predictive of future performance.

                                                            12/31/1994    03/31/1995    06/30/1995    09/30/1995    12/31/1995
Lipper Analytical Avg. Balanced Fund                             10,399        11,054        11,749        12,229        12,714
Triflex Fund, Inc.                                                9,862        10,463        11,206        11,825        12,325
Past performance is not predictive of future performance.

                                                            03/31/1996    06/30/1996    09/30/1996    12/31/1996
Lipper Analytical Avg. Balanced Fund                           13076.63      13262.32      13567.35      14218.52
Triflex Fund, Inc.                                             12999.65      13588.53       14005.7      15184.92
Past performance is not predictive of future performance.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                             OF TRIFLEX FUND, INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                    1987       1988       1989       1990       1991       1992
Fund                                                                  9,599     10,596     12,043     12,209     15,204     15,659
Index                                                                 9,499      9,925     10,676     10,290     12,318     12,492
$23,114 Total Return
$16,346 Capital Appreciation Assuming Dividends Taken in Cash
$10,000 Purchase Price
$9,425 Net Amount Invested

                                                                    1993       1994       1995       1996
Fund                                                                 16,647     16,895      20662      23114
Index                                                                12,852     12,662     15,024     16,346
$23,114 Total Return
$16,346 Capital Appreciation Assuming Dividends Taken in Cash
$10,000 Purchase Price
$9,425 Net Amount Invested

SUMMARY OF RESULTS FOR CALENDAR YEAR

---------------------------------------------------------------------------------------------------------------------------------
                                           1987    1988     1989     1990     1991     1992     1993     1994     1995     1996
---------------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid and
reinvested during year                    $   99  $   565  $   632  $   589  $   548  $   334  $   411  $   497  $   582  $   610
Capital gains distributions reinvested
during year                                  -0-      230      715       69      501      493    1,046      892      169      543
Value of investment at year end assuming
reinvestment of investment income
dividends and capital gains
distributions                              9,599   10,596   12,043   12,209   15,204   15,659   16,647   16,895   20,662   23,114
Value of investment at year end assuming
investment income dividends taken in
cash                                      $9,499  $ 9,925  $10,676  $10,290  $12,318  $12,492  $12,852  $12,662  $15,024  $16,346
PERCENTAGES
---------------------------------------------------------------------------------------------------------------------------------
Income Return                               0.98%    5.88%    5.97%    4.90%    4.49%    2.20%    2.62%    2.99%    3.44%    2.95%
Appreciation                               -4.99%    4.50%    7.69%   -3.53%   20.04%     .80%    3.69%   -1.50%   18.85%    8.91%
                                          ---------------------------------------------------------------------------------------
Total Return                               -4.01%   10.38%   13.66%    1.37%   24.53%    3.00%    6.31%    1.49%   22.29%   11.86%
                                          ---------------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------------------

  All performance figures are as of December 31 for the applicable year. Triflex Fund's fiscal year was as of July 31 for 1988-1989.

                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$4,867
                                                Capital Gains Paid and Reinvested........$4,658
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$3,589
                                                Total Value.............................$23,114

INVESTMENT OBJECTIVES AND POLICIES

  Each Fund has different investment objectives which it pursues through the investment policies and techniques described below. These policies and techniques are not fundamental and may be changed by the Board of Directors of the Funds without shareholder approval. Each Fund has adopted certain restrictions as fundamental policies which will not be changed unless approved by the vote, at a special meeting of stockholders, of (i) 67% of the shares present at a meeting, at which more than 50% of each Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding shares. Each Fund's investment restrictions adopted as fundamental policies are stated in each Fund's Statement of Additional Information.

GROWTH FUND

  The Growth Fund's portfolio investments and the composition of its total portfolio are considered from the viewpoint of potential capital appreciation. This composition will be adjusted from time to time to best accomplish its investment objective under current conditions. In pursuing its objective, the Growth Fund will invest primarily in common stocks selected in accordance with its investment objective.

  The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P's and Moody's corporate bond ratings ("convertible securities").(1) Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings. Common stocks and convertible securities purchased will be of companies which are believed by SM&R to provide an opportunity for capital appreciation. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Growth Fund's total assets will be invested in common stocks. On a temporary basis the Growth Fund may invest, in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSRO's"), in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets and in repurchase agreements which are discussed under "Other Investment Strategies".

INCOME FUND

  The Income Fund's portfolio investments and the composition of its total portfolio are considered not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. This composition of portfolio investments will be adjusted from time to time to best accomplish its investment objectives under current conditions.

  In pursuit of its objectives, the Income Fund will invest in common stocks, preferred stocks and marketable debt securities selected in accordance with the Income Fund's investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories which are believed by SM&R to have further earnings potential sufficient to continue such dividend payments. Debt securities will include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Income Fund's assets will be invested in equity securities rather than debt securities.

  Corporate debt obligations purchased by the Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will

(1) See Appendix for a description of these ratings consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

TRIFLEX FUND

  The Triflex Fund seeks to achieve its objectives by flexibly managing a balanced portfolio of fixed-income securities such as bonds, commercial paper, preferred stock and short-term obligations combined with common stocks and securities convertible into common stocks. The Triflex Fund will only purchase common stocks and convertible securities of corporations having a market capitalization of at least $100 million, an operating history of at least three
(3) years and a listing on the New York Stock Exchange, American Stock Exchange or Over-The-Counter markets. Corporate bonds purchased will consist of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Triflex Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with its objectives.

  The Triflex Fund's investments will be in fixed-income securities and equity securities as described above. However, the Triflex Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Triflex Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Triflex Fund's portfolio with investments such as commercial paper, convertible securities and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and will reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including, changes in general level of interest rates, economic and political developments and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.

  The Triflex Fund's goal of preservation of capital while owning common stocks is dependent upon various factors, including the sustained long-term growth of the United States economy. SM&R recognizes that recessions occur but also recognizes that the economy historically has come back from those recessions. Therefore, SM&R believes that the United States economy will continue to grow, that the political environment will continue to be relatively stable and that the financial markets will continue to function in a reasonably orderly fashion. As long as these factors occur, SM&R believes that there is a reasonable likelihood the Triflex Fund can reach its goal of preservation of capital while at the same time investing in common stock.

  SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity holding consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Triflex Fund's level of commitment to common stocks and specific common stock investments will be determined as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.

  The Triflex Fund will not purchase a security if as a result of such purchase less than 25% of its total assets will be in fixed-income senior securities (including short and long-term securities, preferred stocks and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).

OTHER INVESTMENT STRATEGIES

  Each Fund, consistent with its objectives and policies, may employ one or more of the following strategies to enhance investment results.

COMMERCIAL PAPER--Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Fund will not invest in variable amount master demand notes which are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to buy the amount of the outstanding indebtedness on the notes.

REPURCHASE AGREEMENTS--Each Fund may occasionally purchase repurchase agreements in which a Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed upon price and date. These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the Fund purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Fund might also incur disposition costs in liquidating the collateral. The Funds will purchase only repurchase agreements maturing in seven (7) days or less of such purchase.

CERTIFICATE OF DEPOSIT--A certificate of deposit is generally a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

  Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by the Funds do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")--ADRs are U.S. dollar-denominated securities of foreign corporations which are traded in the U.S. on national securities exchanges or over-the-counter and are issued by domestic banks. The banks act as custodian of the shares of the foreign stock and collect dividends on the stock which are either reinvested or distributed to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, they may entail certain political, economic and regulatory risks. Such risks may include political or social instability, excessive taxation and limitations on the removal of funds or other assets which could adversely affect the value of a Fund's investments. The economies of many countries in which a Fund may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Foreign companies are not registered with the commission and are not generally subject to the regulatory controls imposed on U.S. issuers. Consequently, there is generally less public information available on foreign securities. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Income from foreign securities owned may be reduced by a withholding tax at the source, which tax would reduce income payable to a Fund's shareholders.

  These strategies and other investment restrictions are more fully discussed in each Fund's Statement of Additional Information under "INVESTMENT OBJECTIVES AND POLICIES."

THE FUNDS AND THEIR MANAGEMENT

  A Board consisting of seven directors has overall responsibility for overseeing the affairs of each Fund in a manner reasonably believed to be in the best interest of each Fund. The Boards have delegated to SM&R, the adviser, the management of each Fund's day to day business and affairs. In addition, SM&R invests each Fund's assets, provides administrative services and serves as transfer agent, dividend payment agent and underwriter.

  SM&R, is a wholly-owned subsidiary of American National Insurance Company ("American National"). The Moody Foundation, a private foundation, owns approximately 23.7% of American National's common stock and the Moody National Bank as trustee of the Libbie Shearn Moody Trust, a private trust, owns approximately 37.6% of such shares. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R is also investment adviser to American National, a Texas insurance company having its principal office in Galveston, Texas, the American National Investment Accounts, Inc. an investment company used to fund benefits under variable contracts issued by American National, SM&R Capital Funds, Inc., an investment company and for the Moody National Bank of Galveston (the "Bank"), a national bank. SM&R may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds.

  The following persons are affiliated with SM&R and the Funds as officers:
Michael W. McCroskey, Gordon D. Dixon, Emerson V. Unger, Teresa E. Axelson and Brenda T. Koelemay.

PORTFOLIO MANAGEMENT

  SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the Funds. While the following individuals are primarily responsible for the day-to-day portfolio management of their respective Fund, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

    GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND AND CO-MANAGER OF THE INCOME FUND. Mr. Dixon joined Securities Management and Research, Inc. in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/ Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

    WILLIAM R. BERGER, C.F.A., VICE PRESIDENT, PORTFOLIO MANAGER OF THE TRIFLEX FUND AND CO-MANAGER OF THE INCOME FUND. Mr. Berger joined Securities Management and Research, Inc. in 1993. He graduated from Miami University, Oxford, Ohio in 1985 with a B.S. with Honors in Accounting and Finance and from The Wharton School, University of Pennsylvania in 1988 with an M.B.A. in Finance and Investment Management. Mr. Berger began his investment career in 1989 with Trinity Investment

Management Corporation as an equity and balanced portfolio manager for various discretionary accounts worth more than $80 million for corporate, endowment, religious and public funds. Prior to joining Trinity Investment Management Corporation Mr. Berger was a Senior Auditor for Coopers & Lybrand. Mr. Berger is a Chartered Financial Analyst and a Certified Public Accountant.

ADVISORY AGREEMENTS

GROWTH FUND

  Under the Growth Fund Investment Advisory Agreement ("Advisory Agreement"), dated November 30, 1989, SM&R receives a basic advisory fee (the "Basic Advisory Fee") which is adjusted for an upward or downward movement in the investment performance during the previous thirty-six (36) monthly periods of the Fund as compared to the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. This Basic Advisory Fee is computed each month by applying to the average daily net asset value of the Fund (computed by adding the daily net asset values for the month and dividing the resulting total by the number of days in the month) one-twelfth (1/12th) of the annual rate as follows:

On the Portion of the Fund's    Basic Advisory
Average Daily Net Assets       Fee Annual Rate

Not exceeding $100,000,000         .750 of 1%
Exceeding $100,000,000 but
 not exceeding $200,000,000        .625 of 1%
Exceeding $200,000,000 but
 not exceeding $300,000,000        .500 of 1%
Exceeding $300,000,000             .400 of 1%

  The Basic Advisory Fee annual rate is adjusted each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the Fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.

  The performance adjustment amount will vary with the Fund's performance as compared to the Lipper Index as shown by the following table:

      Performance         Performance
   Compared To Lipper      Adjustment
         Index               Amount
0.10% to 0.99% above           +0.02%
1.00% to 1.99% above           +0.04%
2.00% to 2.99% above           +0.06%
3.00% to 3.99% above           +0.08%
4.00% to 4.99% above           +0.10%
5.00% to 5.99% above           +0.12%
6.00% to 6.99% above           +0.14%
7.00% to 7.99% above           +0.16%
8.00% to 8.99% above           +0.18%
9.00% and above                +0.20%

      Performance         Performance
   Compared To Lipper      Adjustment
         Index               Amount
0.10% to 0.99% below           -0.02%
1.00% to 1.99% below           -0.04%
2.00% to 2.99% below           -0.06%
3.00% to 3.99% below           -0.08%
4.00% to 4.99% below           -0.10%
5.00% to 5.99% below           -0.12%
6.00% to 6.99% below           -0.14%
7.00% to 7.99% below           -0.16%
8.00% to 8.99% below           -0.18%
9.00% and below                -0.20%

  See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Growth Fund's Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment.

INCOME FUND AND TRIFLEX FUND--Under the Income and Triflex Funds Advisory Agreements dated November 30, 1989, SM&R receives from each Fund an investment advisory fee computed by applying to the average daily net asset value of each Fund each month one-twelfth (1/12th) of the annual rate as follows:

     On the Portion of the Fund's         Basic Advisory
       Average Daily Net Assets          Fee Annual Rate

Not exceeding $100,000,000                  .750 of 1%
Exceeding $100,000,000 but not
 exceeding $200,000,000                     .625 of 1%
Exceeding $300,000,000                      .400 of 1%

  As compensation for its services, SM&R is paid an investment advisory fee, which is calculated as indicated above for each Fund. SM&R received total advisory fees from the Growth, Income and Triflex Funds for the fiscal year ended December 31, 1996 which represented .77%, .71%, and .62%, respectively of each Fund's average daily net assets. The ratio of total expenses to average net assets for each Fund for the same period are 1.15%, 1.10%, and 1.21%, respectively.

  The fees payable under each Fund's Advisory Agreement are higher than the fees paid by most other mutual funds.

  Consistent with the Conduct Rules (formerly the Rules of Fair Practice) of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds may give consideration to sales of their shares as a factor in the selection of brokers and dealers to execute each Fund's portfolio transactions when it is believed by SM&R that this can be done without causing the Funds to pay more in brokerage commissions than they would otherwise.

ADMINISTRATIVE SERVICE AGREEMENTS

  The administrative service agreements with the Funds provide for payment of an administrative service fee to SM&R which is computed by applying to the average daily net asset value of each Fund each month one-twelfth of the annual rate as follows:

      On the Portion of of the           Administrative
        Fund's Average Daily           Service Fee Annual
             Net Assets                       Rate
Not exceeding $100,000,000                 .25 of 1%
Exceeding $100,000,000 but not
 exceeding $200,000,000                    .20 of 1%
Exceeding $200,000,000 but not
 exceeding $300,000,000                    .15 of 1%
Exceeding $300,000,000                     .10 of 1%

  SM&R has agreed in each Fund's administrative service agreement to pay (or to reimburse each Fund for) the Fund's expenses (including the advisory fee and administrative service fee, if any, paid to SM&R, but exclusive of interest, taxes, commissions and other expenses incidental to portfolio transactions) in excess of 1.25% per year of each Fund's average daily net assets. Such reimbursement obligation is more restrictive than required by California, the only state still having an expense reimbursement provision applicable to the Funds. (See "Administrative Service Agreement" in each Fund's Statement of Additional Information for the fees paid by the Funds thereunder.)

HOW TO PURCHASE SHARES

  Shares of the Funds may be purchased from registered representatives of SM&R, through certain other authorized broker-dealers or directly from SM&R. Such purchases will be at the offering price for such shares determined as provided under the caption "DETERMINATION OF OFFERING PRICE" in this Prospectus. A monthly confirmation will be sent to the investor. Initial and subsequent purchases are to be sent directly to SM&R at the following address:

   Securities Management and Research, Inc.,
    One Moody Plaza, 14th Floor
    Galveston, Texas 77550

  Each Fund's shares of authorized capital stock are all common stock, are nonassessable and fully transferable, and each has one vote.

  Certificates are not normally issued for shares of the Funds in an effort to minimize the risk of loss or theft. However, purchases are confirmed to investors and credited to their accounts on the books maintained by SM&R and an investor has the same rights of share ownership as if certificates had been issued. Furthermore, a lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond is borne by the investor and can be 2% or more of the value of the lost, stolen or destroyed certificate.

OPENING AN ACCOUNT

  Initial purchases must include a completed Fund application and completed Investor Suitability Form. Special forms are required when establishing an IRA/SEP or 403(b) plan. Call Investor Services at (800) 231-4639 and request forms for establishing these plans.

SUBSEQUENT PURCHASES BY MAIL

  Investors must include their name, the account number and the name of the Fund being purchased. The investor can use the account identification form detached from the investor's confirmation statement.

PURCHASED BY WIRE

  To ensure proper crediting of the investment, an investor must have an executed Application and Investor Suitability Form on file with the transfer agent. The investor may then wire his investment using the following instructions:

   The Moody National Bank of Galveston
    2302 Postoffice Street
    Galveston, Texas 77550
    For the Account of Securities Management and Research, Inc.
    ABA 113100091, Wire Account #035 868 9
    FBO Name of Fund/Account Number
    Investor's Name

  If wires are received after 3:00 p.m. Central Time or during a bank holiday or SM&R business holiday, purchases will be made at the price determined on the next business day.

PURCHASE AMOUNTS

  The minimum initial purchase amount for each Fund is $100 and $20 for subsequent purchases (except certain systematic investment programs, see "SPECIAL PURCHASE PLANS" for additional information on reduction of the minimums). The Funds reserve the right to reject any purchase.

IMPORTANT: The Funds reserve the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.

WHEN ARE PURCHASES EFFECTIVE?

  Purchases received in proper form by SM&R prior to the close of the New York Stock Exchange (currently 3:00 p.m., Central Time) (the "Exchange") on any SM&R business day, or received prior thereto on any SM&R business day by a securities dealer having a dealer contract with SM&R and reported to SM&R prior to SM&R's close of business (currently 4:30 p.m., Central Time) on the same day, will be effective and executed at the applicable Offering Price determined at the close of the Exchange on that day. It is the responsibility of any such dealer, and not SM&R, to establish procedures to assure that purchases received before the close of the Exchange on an SM&R business day will be reported to SM&R before SM&R's close of business on that same day. Purchases received after the close of the Exchange, or customary national business holidays, or on an SM&R holiday will be effective upon and made at the Offering Price determined as of the close of the Exchange on SM&R's next business day that such Exchange is open for trading.

  If payments for purchases are transmitted by bank wire to the Bank and reported to SM&R prior to the close of the Exchange on any SM&R business day, the investor will purchase at the Offering Price determined and become a shareholder as of the close of the Exchange on that same day. Purchases by wire payments reported by the Bank to SM&R after the close of the Exchange or on an SM&R holiday, will be effective on and made at the Offering Price determined on SM&R's next business day. Procedures for transmitting Federal Funds by wire are available at any national bank, or any state bank which is a member of the Federal Reserve System.

  SM&R's business holidays are Good Friday, Memorial Day, Labor Day, Thanksgiving Day and the Friday following Thanksgiving Day and New Years Day. For calendar year 1997, SM&R's Christmas holidays will be observed on December 24, 25 and 26.

DETERMINATION OF OFFERING PRICE

  The offering price of each Fund's shares is equal to the net asset value of such shares plus a sales charge computed at the rates set forth in the applicable tables below. Net asset value per share is determined by dividing the market value of the securities owned by each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus), by the number of each Fund's shares outstanding. Net asset value is currently determined as of 3:00 p.m., Central Time on each business day and on any other day in which there is a sufficient degree of trading in each Fund's investment securities that the current net asset value of each Fund's shares might be materially affected by changes in the value of its portfolio of investment securities. Each Fund reserves the right to compute its net asset value at a different time, or to compute such value more often than once daily as provided in the Funds Group current prospectus.

  For a more complete description of the procedures involved in valuing various Fund assets, see "Offering Price" in the Growth, Income and Triflex Funds' Statements of Additional Information.

                                                                               Total Sales Charge
                                               -----------------------------------------------------------------------------------
                                                                                                         Dealer Concession as
            Amount of Investment                as a Percentage of         as a Percentage of               a Percentage of
              at Offering Price                   Offering Price           Net Amount Invested              Offering Price
---------------------------------------------  ---------------------  -----------------------------  -----------------------------
Less than $50,000                                         5.75%                       6.1%                          4.75%
$50,000 but less than $100,000                             4.5%                       4.7%                           4.0%
$100,000 but less than $250,000                            3.5%                       3.6%                           3.0%
$250,000 but less than $500,000                            2.5%                       2.6%                           2.0%
$500,000 and over*                                        None                       None                           None

  *In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts in the aggregate totaling $1 million or more.

  The above breakpoints apply to purchases made at one time by the following:
(1) Any individual; (2) Any individual, his or her spouse, and trusts or custodial agreements for their minor children; (3) A trustee or fiduciary of a single trust estate or single fiduciary account; (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and (5) Employees or employers on behalf of employees under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

  Purchases by any "company" or employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Funds prospectus available to individual investors or employees, forwarding investments by such employees to the Funds, and the like.

THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM

  The following breakpoints apply to purchases made by individuals investing in the Funds through the use of The Education Funding Investment Account Program.

                                                                              Total Sales Charge
                                             -------------------------------------------------------------------------------------
                                                                                                       Dealer Concession as a
           Amount of Investment               as a Percentage of         as a Percentage of            Percentage of Offering
             as Offering Price                  Offering Price           Net Amount Invested                    Price
-------------------------------------------  ---------------------  -----------------------------  -------------------------------
Less than $100,000                                       4.5%                       4.7%                            4.0%
$100,000 but less than $250,000                          3.5%                       3.6%                            3.0%
$250,000 but less than $500,000                          2.5%                       2.6%                            2.0%
$500,000 and over*                                      None                       None                            None

  *In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts in the aggregate totaling $1 million or more.

  The Education Funding Investment Account Program is a service expressly created to help investors accumulate funds for their children's or grandchildren's college education. The maximum sales charge is 4.5% on the purchase of shares of the Funds. To participate in this special plan, investors must complete the special Education Funding Investment Account application designed specifically for the Program.

  All direct sales expenses, including the cost of prospectuses for prospective shareholders, are paid by SM&R, and no sales expense is borne by any of the Funds.

SPECIAL PURCHASE PLANS

  The Funds offer the following services to their shareholders to facilitate investment in the Funds. At this time, there is no charge to the shareholder for these services. For additional information contact your registered representative or SM&R. A shareholder considering any of the plans described below should consult a tax advisor before beginning a plan.

DISCOUNTS THROUGH A RIGHT OF ACCUMULATION--If you already own shares of any of the American National Funds Group, the American National Government Income Fund Series, and/or the American National Tax Free Fund Series (collectively these Funds and

Series shall hereinafter be referred to as the "Group"), you may be able to receive a discount when you buy additional shares. The offering value of the shares you already own may be "accumulated"--i.e. combined together with the offering value of the new shares you plan to buy--to achieve quantities eligible for discount. See "SPECIAL PURCHASE PLANS" in the Statement of Additional Information for further information about certain rules that apply when taking advantage of the right of accumulation.

LETTER OF INTENT--An investor may immediately qualify for a reduced sales charge on purchases of shares of the Group by completing the Letter of Intent section of the application. Under a Letter of Intent an investor expresses an intention to invest during the next 13 months a specified amount in the Group which, if made at one time, would qualify for a reduced sales charge. A minimum initial investment equal to ten percent (10%) of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Five percent (5%) of the total intended purchase amount will be held in escrow in shares of the Group registered in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. Shares held in escrow under a Letter of Intent are not subject to the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the Group to sell the full amount of shares specified. (See the Investor's Letter of Intent on the Application and "SPECIAL PURCHASE PLANS" in the Statement of Additional Information.)

GROUP SYSTEMATIC INVESTMENT PLAN--A group of 5 or more employees may initially invest a minimum of $100 ($20 per individual) in the Funds followed by additional payments of at least $20 for each individual investing under a single payroll deduction plan. Any such plan may be terminated by SM&R or the Shareholder at any time upon sixty (60) days written notice.

PURCHASES AT NET ASSET VALUE--Shares of the Group may be sold without a sales charge to: (a) present and retired directors, officers and full-time employees of the Group; (b) present and retired directors, officers, registered representatives and full-time employees of SM&R and their spouses; (c) present and retired officers, directors, insurance agents and full-time employees and their spouses of American National and its subsidiaries and its "affiliated persons", as defined in the Investment Company Act of 1940, and of any corporation or partnership for which any of American National's present directors serve as a director or partner, and their spouses; (d) present and retired partners and full-time employees of legal counsel to SM&R and officers and directors of any professional corporations which are partners of such legal counsel and their spouses; (e) any child, step-child, grandchild, parent, grandparent, brother or sister of any person named in (a), (b), (c) or (d) above and their spouses; (f) any trust, pension, profit-sharing, IRA or other benefit plan for any of such persons mentioned in (a), (b), (c), (d), or (e) above; (g) custodial accounts for minor children of such persons mentioned in (a), (b),
(c), (d), or (e) pursuant to the Uniform Gifts to Minors or Uniform Transfers to Minors Acts; (h) persons who have received a distribution from a pension profit-sharing or other benefit plan to the extent such distribution represents the proceeds of a redemption of shares of any fund in the Group; (i) persons receiving rebated amounts through ANPAC's "Cash Back Program" to the extent the proceeds represent the amount of the rebate; (j) trust companies and bank trust departments for funds over which they exercise exlusive discretionary investment authority or they serve as a directed trustee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; (k) accounts managed by Securities Management and Research, Inc.; (l) stockholders of American National Insurance Company; (m) policyholders of American National subsidiaries who have entered into an NAV agreement with SM&R; (n) registered representatives and employees of securities dealers with whom SM&R has a selling agreement; and (o) officers, directors, trustees, employees and members of any non-profit business, trade, professional charitable, civic or similar associations and clubs with an active membership of at least 100 persons which have entered into an NAV Agreement with SM&R.

  Neither the Funds nor SM&R are responsible for determining whether or not a prospective investor qualifies under any of the above categories for purchases without a sales charge. A prospective investor must make this determination and submit a written request to SM&R to make such purchases without a sales charge.

PRE-AUTHORIZED CHECK PLANS--An investor may invest in shares of the Funds through a pre-authorized check plan ($20 or more). Such purchases are processed on or about the 7th and 21st of each month and each investor may invest in up to five different accounts in the Group on either date. Such purchases enable the investor to lower his or her average cost per share through the principle of "dollar cost averaging". (See "SPECIAL PURCHASE PLANS" in each Fund's Statement of Additional Information.)

WEALTH ACCUMULATION ACCOUNT--Shareholders having account balances of at least $5,000 in the SM&R Capital Funds American National Primary Fund Series ("Primary Series") may open a Wealth Accumulation Account, which will provide them with an automatic dollar cost averaging plan. Automatic monthly purchases of the shares of other funds in the American National Funds Group will be made by exchanges from the shareholder's Primary Series Wealth Accumulation Account. Purchases of the other funds must be at least $100 and, unless terminated by the shareholder, will continue as long as the balance of the Primary Series Wealth Accumulation Account is sufficient. Additional investments may be made to a Primary Series account designated as a Wealth Accumulation Account to extend the purchase period under the plan. However, if additional investments are received by SM&R less than fifteen (15) days prior to the 20th of the month, such investments will not be available for use under the Wealth Accumulation Account until the 20th of the following month. If the 20th of the month is an SM&R holiday, the purchase will be processed on the next business day.

  Purchases made will be subject to the applicable sales charge of the fund whose shares are being purchased. Changes in amounts to be purchased, the funds being purchased, and termination of a Wealth Accumulation Account will be made within five (5) business days after written instructions are received by SM&R in proper form (ie: signed by the owner(s) of record exactly as registered).

  Shareholders' rights to make additional investments in any of the American National Funds Group, to exchange shares within the American National Funds Group, and to redeem shares are not affected by a shareholder's participation in a Wealth Accumulation Account. However, check writing privileges and expedited redemption by telephone are not available for the Primary Series accounts designated as a part of the Wealth Accumulation Account.

EXCHANGE PRIVILEGE--SM&R desires to make it convenient for all shareholders of the American National Funds Group and the SM&R Capital Funds, Inc. to exchange from one Fund or Series without the payment of an exchange fee. However, some members of the American National Funds Group and some Series have no sales charge and/or variable sales charges which complicates the exchange process. In an effort to simplify the procedure, but at the same time consistently treat all investors the same, the following rules and procedures have been adopted.

  Shares held in accounts opened for more than one (1) year may be exchanged on the basis of their respective net asset values, without a sales charge. This privilege is only available in states where the various members of the Group are registered and the exchange may be legally made. The net asset value privilege applies to shares exchanged from the Primary Series through re-exchange and reinvestment as described below.

  Shares of any Fund or Series in the two groups held in escrow under a Letter of Intent are not subject to the exchange privilege and will not be released unless the Letter of Intent balance invested during the period equals or exceeds the Letter of Intent amount or the shareholder requests, in writing, that the Letter of Intent be canceled and adjustments made prior to the exchange.

  Shares of the Primary Series acquired through an exchange from one of the members of the two groups and all additional shares acquired through reinvested dividends on such exchanged shares may be RE-EXCHANGED for shares of the members of the two groups. RE-EXCHANGES may not be effected through the use of the Primary Series' check writing options (See "Check Writing Option"). The RE-EXCHANGE privilege may not be used to avoid payment of a differential in sales charge between the members of a group.

  To effect an exchange or re-exchange (a) a prospectus must be provided to the investor covering the shares to be taken in exchange or re-exchange; (b) written authorization requesting the exchange or re-exchange and advising that such exchange or re-exchange is eligible for reduced or no sales charge must be received by SM&R; (c) an appropriate application must be completed if the new shares are to be registered differently than the shares being exchanged; and (d) the amount being exchanged or re-exchanged must at least equal the minimum initial or subsequent investment amounts, whichever is applicable. SM&R reserves the right, upon sixty (60) days prior written notice, to restrict the frequency of or to otherwise modify, condition, terminate or impose additional charges upon the exchange privilege. Furthermore, the exchange or re-exchange of shares between a fund or a series in the groups may constitute a sale of shares which represents a taxable event.

  Any gain or loss realized on an exchange or re-exchange may have tax consequences, therefore an investor should consult a tax advisor for information on the tax treatment of exchanges.

RETIREMENT PLANS

  An account may be established in Individual Retirement Accounts (IRAs); Simplified Employee Pension Plans (SEPs); 403(b)(7) Custodial Accounts (TSAs) and corporate retirement plans. These plans allow you to shelter investment income from federal income tax while saving for retirement. The minimum initial purchase for the Funds is $100 (if investing by Pre-Authorized Check $20). SM&R acts as trustee or custodian for IRAs, SEPs and TSAs for the Funds. An annual custodial fee of $7.50 will be charged for any part of a calendar year in which an investor has an IRA, SEP or TSA in the Funds and will be automatically deducted from each account. Documents and forms containing detailed information regarding these plans are available from your representative or SM&R. An individual considering a retirement plan may also wish to consult with an attorney or tax advisor.

DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES

  The Income and Triflex Funds will pay dividends from investment income, if any, quarterly, during the months of March, June, September and December, and distribute capital gains, if any, in December. The Growth Fund will pay dividends from investment income, if any, semi-annually during the months of June and December and distribute capital gains, if any, in December. Dividends from net investment income may include net short-term capital gains, if any. Dividends and capital gains distributions may also be made at such other times as may be necessary to comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code").

  Dividends and capital gains distributions will be automatically reinvested in shares at net asset value unless SM&R is instructed otherwise in writing. Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December.

  After a dividend or capital gains distribution is paid, each Fund's share price will drop by the amount of the dividend or distribution. Thus, a dividend or capital gains distribution paid shortly after purchasing shares would represent, in substance, a return of capital (to the extent it is paid on the shares purchased), even though subject to income taxes as discussed below. Shareholders and the IRS will be furnished an annual statement detailing federal tax information, including information relative to dividends and distributions paid to such shareholder during the preceding year.

INFORMATION COMMON TO THE FUNDS

  Each Fund has qualified and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner, therefore, it is not expected that the Funds will be required to pay any federal income taxes.

  Each Fund intends to distribute substantially all of its ordinary income and net realized short-term and long-term capital gains, if any, before the end of the calendar year in accordance with minimum distribution requirements of the Code. In the event the Funds fail to do so, the Funds will be subject to a four percent (4%) excise tax on a portion of their undistributed income and capital gains.

  The Funds or the securities dealer effecting a redemption transaction is required to file an informational return (1099-B) with the Internal Revenue Service ("IRS") with respect to each sale of Funds shares by a shareholder. The year-end statement provided to each shareholder will serve as a substitute 1099-B for purposes of reporting any gain or loss on the tax return filed by the shareholder.

IRS WITHHOLDING INFORMATION--Each Fund and other payers are required, according to IRS regulations), to withhold 31% of redemption payments and reportable dividends paid to shareholders who have failed to provide a Fund with a TIN and a certification that he is not subject to backup withholding. You will be asked to certify on your account application or on a separate W-9 form that the tax identification number you provided is correct and that you are exempt from backup withholding for previous underreporting to the IRS.

  Retirement plan distributions may be subject to federal income tax withholding. Therefore, you should consult with your tax advisor prior to making withdrawals from your account.

  The foregoing description relates only to federal income tax consequences for shareholders who are U.S. citizens or corporations. You should consult your own tax advisor regarding state, local and other applicable tax laws. Information as to the federal tax status of distributions will be provided to shareholders annually.

NON-RESIDENT ALIENS--Shareholders who are classified as non-resident alien's for purposes of federal income taxation and do not furnish a valid and effective Form W-8 will be subject to backup withholding at a rate of 31% on dividends received from the Funds and on proceeds from redemptions of their shares. Form W-8 may be obtained from your local IRS office and remains in effect for three calendar years beginning in the calendar year in which it is received by the Fund. Regardless of whether a valid and effective Form W-8 is furnished, non-resident aliens may be subject to U.S. withholding taxes on their account unless such withholding taxes are reduced or eliminated under the terms of an applicable U.S. income tax treaty and the shareholder complies with all procedures for claiming the benefits of such a treaty. Non-resident shareholders should consult with their financial or tax advisors with respect to the specifications and applicability of this tax.

HOW TO REDEEM

  Shares of the Funds will be redeemed at the net asset value determined on the date the request is received in "Proper Form" as defined in "Proper Form" below, at no extra charge. A redemption request should be addressed to Securities Management and Research, Inc., One Moody Plaza, 14th Floor, Galveston, Texas 77550.

  If uncertain of the redemption requirements investors should call or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in Proper Form.

  If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be available immediately. For shares purchased by non-guaranteed funds (such as a personal check), the Funds reserve the right to hold the proceeds until such time as the Funds have received assurance that an investment check has cleared the bank on which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN--Each Fund has a "Systematic Withdrawal Plan" ("Withdrawal Account"), which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. The Funds and SM&R discourage shareholders from maintaining a Withdrawal Account while concurrently purchasing shares of the Funds because of the sales charge involved in additional purchases. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal payment is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. Certifi-cates are not issued for shares held in a withdrawal account and certificates held, if any, must be surrendered when shares are transferred to a Withdrawal Account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.

REINVESTMENT PRIVILEGE--Within ninety (90) days of a redemption (sixty (60) days for qualified plans), a shareholder may invest all or part of the redemption proceeds in shares of any of the Funds managed by SM&R at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. The shareholder must ask SM&R for this privilege at the time of reinvestment. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each Fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension or cessation.

  For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege", contact a registered representative or SM&R.

  Any gain or loss on the redemption of the shares is recognized for income tax purposes, whether or not the proceeds are reinvested in accordance with this privilege, subject, however to the "wash sale" rule described under "Exchange Privilege" in the Statement of Additional Information.

"PROPER FORM"--means the request for redemption must include: 1) your share certificates, if issued; 2) your letter of instruction or a stock assignment specifying the Fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the Fund shares are registered. It is suggested that certificates be returned by certified mail for your protection; 3) any required signature guarantees (see "Signature Guarantees" below); and 4) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.

  Please keep in mind that as a shareholder, it is your responsibility to ensure requests are submitted to the Funds' transfer agent in Proper Form for processing.

TEXAS OPTIONAL RETIREMENT PROGRAM--Shares in an account established under the Texas Optional Retirement Program may not be redeemed unless satisfactory evidence is received by SM&R from the State that one of the following conditions exists: (1) death of the employee; (2) termination of service with the employer; or (3) retirement of the employee.

SIGNATURE GUARANTEES--This guarantee carries with it certain statutory warranties which are relied upon by the transfer agent. This guarantee is designed to protect the investor, the Fund, SM&R and its representatives through the signature verification of each investor wishing to redeem or exchange shares. Signature guarantees are required when: (1) the proceeds of the redemption exceed $25,000; (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account; (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; (4) in transactions involving share certificates, if the redemption proceeds are in excess of $25,000; or (5) the Fund or its transfer agent believes a signature would protect against potential claims based on the transfer instructions, including, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions, (c) the Fund or transfer agent have been notified of an adverse claim,

(d) the instructions received by the Fund or transfer agent are given by an agent, not the actual registered owner, (e) it is determined that joint owners who are married to each other are separated or may be subject to divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of the Fund or transfer agent.

  Acceptable guarantees can be obtained from an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. IMPORTANT: Witnessing or notarization is not sufficient.

REDEMPTION OF SMALL ACCOUNTS--If your account balance falls below $100 as a result of redeeming shares, you will be notified that the value of your account is less than the required minimum indicated above and allowed (60) days' to make an additional investment to increase the value of your account above the required minimum.

--------------------------------------------------------------------------------

APPENDIX

(Description of Ratings Used in Prospectus)
--------------------------------------------------------------------------------

BOND RATINGS

  Description of Standard & Poor's Corporation's bond rating:

AAA Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing cir-cumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB,B Bonds rated "BB,B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Description of Moody's Investor's Service, Inc.'s bond ratings:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds be-cause margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

PREFERRED STOCK RATING.

  Description of Standard & Poor's Corporation's preferred stock rating:

B Preferred stock rated "B" are regarded on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Description of Moody's Investors Service, Inc.'s preferred stock rating:

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS

  As used in this Prospectus and in each Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

                    PRE-AUTHORIZED CHECK PLAN AUTHORIZATION
I hereby authorize _____________________________________________________________
                                       Name of bank                   Branch
of ____________________________________________________________________ to honor
                     City                                 State
ABA Routing # _________________________ Bank account # _________________________

pre-authorized checks drawn on me by SECURITIES MANAGEMENT & RESEARCH, INC., One Moody Plaza, Galveston, Texas 77550, and to charge such checks against my checking account until further notice to you from me. I agree there will be no liability incurred by you for payment or non-payment of any such checks drawn on me.
______________________________________    ______________________________________
Depositor's Name (Please print) Signature (exactly as appearing on bank records)

                                              (To be completed by SM&R Home Office)
               ------------------------------------------------------                     ------------------------
Date first check to be deposited by SM&R                                             Transit Number
   32         31         30         29         28         27         26         25         24         23         22         21

Date firs
   32         20         19         18         17         16         15         14         13

--------------------------------------------------------------------------------

  Securities Management & Research, Inc. - One Moody Plaza - Galveston, Texas
                                     77550

                                 AUTHORIZATION

I hereby authorize SECURITIES MANAGEMENT & RESEARCH, INC. to deposit pre-authorized checks:

/ / Monthly                                   / / New Account
/ / Quarterly                                 / / Existing Account
/ /  7th                                      / / Bank Change
/ / 21st                                      / / Accumulation Account
/ / Growth Fund $ ------------                / / IRA Account
/ / Income Fund $ ------------                / / Profit Sharing Account
/ / Triflex Fund $ ------------               / / Pension Account
/ / Government Income Series $ ------------
/ / Tax Free Series $ ------------
$20 minimum per Fund.
/ / Primary Series $ ------------
$100 minimum investment.

Credit to the Account of:
------------------------------------      ---------------------------
   Exact Name on Registration               Fund Account No.(s), if known
I agree that if, at any time, such checks are not honored for payment by said bank, the pre-authorized check plan shall be discontinued. I further understand that all shares purchased and credited to the above named are conditional, being subject to checks being honored for payment by said bank.

------------------         ---------------------------------------
      Date                     Signature of Customer

                       A "VOIDED" CHECK MUST BE ATTACHED
                  TO REVERSE OF BOTTOM HALF OF AUTHORIZATION.

Form 8006
Rev. 4/97

Securities Management & Research, Inc.                                                                      BULK RATE
One Moody Plaza                                                                                             U.S. POSTAGE
Galveston, TX 77550                                                                                         PAID
                                                                                                            PERMIT NO. 1
                                                                                                            HOUSTON, TEXAS

                     STATEMENT OF ADDITIONAL INFORMATION

                             Dated APRIL 30, 1997

-------------------------------------------------------------------------------

                              TRIFLEX FUND, INC.
             (a balanced fund seeking conservation of principal,
              current income and long-term capital appreciation)


Mailing and Street Address:                    Telephone Number: (409) 763-8272
One Moody Plaza                                      Toll Free 1-(800) 231-4639
Galveston, Texas 77550
-------------------------------------------------------------------------------

     This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the American National Funds Group Prospectus (the "Prospectus") dated April 30, 1997. A copy of the Prospectus may be obtained from your registered representative or Securities Management and Research, Inc. ("SM&R"), One Moody Plaza, Galveston, Texas 77550 (Telephone No. (409) 763-8272 or Toll Free 1-(800)-231-4639). Prior to November 20, 1987, the name of the Fund was the American National Bond Fund, Inc. and it had a different investment objective.

    -----------------------------------------------------------------------
   |  No dealer, sales representative, or other person has been            |
   |  authorized to give any information or to make any representations    |
   |  other than those contained in this Statement of Additional           |
   |  Information (and/or the Prospectus referred to above), and if given  |
   |  or made, such information or representations must not be relied      |
   |  upon as having been authorized by the Fund or SM&R.  Neither the     |
   |  American National Funds Group Prospectus nor this Statement of       |
   |  Additional Information constitutes an offer or solicitation by       |
   |  anyone in any state in which such offer or solicitation is not       |
   |  authorized, or in which the person making such offer or              |
   |  solicitation is not qualified to do so, or to any person to whom it  |
   |  is unlawful to make such offer or solicitation.                      |
    -----------------------------------------------------------------------

                              TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                             PAGE
                                                             ----
THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
INVESTMENT OBJECTIVE AND POLICIES  . . . . . . . . . . . . . .  2
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . .  6
POLICY ON PERSONAL INVESTING . . . . . . . . . . . . . . . . .  8
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES  . . . . .  9
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . .  9
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. . . . . . . . 11
CAPITAL STOCK. . . . . . . . . . . . . . . . . . . . . . . . . 12
PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED . 12
SPECIAL PURCHASE PLANS . . . . . . . . . . . . . . . . . . . . 15
REDEMPTION . . . . . . . . . . . . . . . . . . . . . . . . . . 17
TAX STATUS . . . . . . . . . . . . . . . . . . . . . . . . . . 18
THE UNDERWRITER. . . . . . . . . . . . . . . . . . . . . . . . 19
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 19
CUSTODIAN  . . . . . . . . . . . . . . . . . . . . . . . . . . 19
COUNSEL AND AUDITORS . . . . . . . . . . . . . . . . . . . . . 20
TRANSFER AGENT AND DIVIDEND PAYING AGENT . . . . . . . . . . . 20
PERFORMANCE DATA . . . . . . . . . . . . . . . . . . . . . . . 20
COMPARISONS. . . . . . . . . . . . . . . . . . . . . . . . . . 21
EXHIBIT "1" TO STATEMENT OF ADDITIONAL INFORMATION

THE FUND

     On August 23, 1989, the Board of Directors of the Triflex Fund, Inc. (the "Predecessor Fund"), a Texas corporation incorporated on January 9, 1978, caused the Fund to be incorporated under the laws of the State of Maryland. The purpose of forming the Fund was to permit the Predecessor Fund to change its domiciliary state from Texas to Maryland by merging into the Fund. On November 16, 1989, the Predecessor Fund's stockholders approved such merger and it was consummated on November 30, 1989. At that time, the Fund, as the survivor of the merger, succeeded to all of the assets and assumed all of the liabilities of the Predecessor Fund, which was then dissolved. The Predecessor Fund's investment objective and policies and investment restrictions were unchanged and are now the Fund's investment objective and policies and the Fund is now subject to such investment restrictions. Accordingly, and because the Fund is essentially the same as the Predecessor Fund, no distinction is made in this Prospectus between the two and, unless required by the context thereof, disclosures are made as though the change of domicile had not occurred.

     Prior to November 1987, the name of the Predecessor Fund was the American National Bond Fund, Inc. and its objective was to seek the highest level of current income consistent with preservation of capital and maintenance of liquidity.

     The Fund is a diversified open-end investment company commonly known as a mutual fund. A mutual fund is a company in which a number of persons invest which in turn invests in the securities of other companies. The Fund is an open-end investment company because it generally must redeem an investor's shares upon request. The Fund is a diversified investment company because it offers investors an opportunity to minimize the risk inherent in all investments in securities by spreading their investment over a number of companies in various industries. However, diversification cannot eliminate such risks.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the Fund are conservation of principal, current income and long-term capital appreciation. The Fund has adopted, as a fundamental policy, that it will be a "balanced fund" which will not be changed unless approved by the vote, at a special meeting of stockholders of
(i) 67% of the voting securities present at such meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     As a balanced fund, the Fund has adopted an investment policy that it will not purchase a security if as a result of such purchase less than 25% of its total assets would be in fixed-income senior securities (including short and long-term debt securities, preferred stocks and convertible debt securities and preferred stocks).

     Subject to the restriction noted above, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the investment adviser.

     The Fund's assets are to be invested in bonds, whether convertible or nonconvertible, commercial paper, preferred stocks, whether convertible or nonconvertible and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. However, only that portion of the value of convertible securities attributable to their fixed-income characteristics shall be used for purposes of meeting the 25% fixed-income securities requirement.

     The Fund may also invest in United States Government obligations. These instruments are debt obligations issued by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress. Such obligations include, but are not limited to, Government National Mortgage Association, The Tennessee Valley Authority, The Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal Land Banks and The Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Obligations of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; obligations of the other agencies, authorities and other instrumentalities shown above are supported only by the credit of the issuers.

     The Fund's adviser will invest in U.S. obligations not backed by the "full faith and credit" of the U.S. government only when, in its opinion, the risk is minimal. SM&R does not presently intend to invest any significant amount in such obligations and would do so in the future only to increase the Fund's liquidity on a short-term basis during adverse and unusual market conditions.

     Subject to market conditions, the Fund may also try to realize income by writing covered call options listed on a domestic securities exchange. In so doing, the Fund forgoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price of the option in return for the premium it received from the sale of the option.
The Fund's management believes that such premiums will increase the Fund's distributions without subjecting it to substantial risks.

     The Fund engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

     Portfolio turnover is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of the Fund's portfolio securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the Fund's portfolio securities were replaced within one year.

INVESTMENT RESTRICTIONS

     The Fund is also subject to the following restrictions in implementing its investment policies which may be changed only by vote of a "majority" of the Fund's outstanding shares, which are used herein, means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or
(ii) more than 50% of the Fund's outstanding shares.

The Fund does not:

     1.   Issue senior securities.
     2.   Make short sales of securities.
     3.   Purchase securities on margin.
     4.   Purchase or sell commodities or commodity contracts;
     5. Invest in other companies for the purpose of exercising control of management;
     6. Invest in oil, gas or other mineral leases, rights on royalty contracts or in real estate or real estate limited partnerships.
     7.   Underwrite securities issued by other persons;
     8. Purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933;
     9. Borrow money except that the Fund may borrow an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to facilitate management of the portfolio to enable the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Fund will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Fund's total assets);
     10. Make loans to other persons except certain call loans upon collateral security (the Fund does not intend to make such loans; the acquisition of publicly distributed bonds, debentures and other debt securities is not considered a loan);
     11. Purchase the securities of any one issuer (other than those issued or guaranteed by the U.S. Government), if immediately after and as a result of such purchase the market value of the Fund's holding in the securities of such issuer exceeds 5% of the market value of the Fund's total assets.
     12. Purchase the securities of an issuer if the purchase will cause the Fund to own more than 10% of the outstanding voting securities of the issuer.
     13. Purchase the securities of any one issuer (other than those issued or guaranteed by the U.S. Government), if immediately after and as a result of such purchase the market value of the Fund's holding in the securities of such issuer exceeds 5% of the market value of the Fund's total assets.
     14. Purchase the securities of any issuer the business of which has been in continuous operation for less than three (3) years (however, it is the Fund's operating policy not to invest in any business which has not been in continuous operation for at least five (5) years);
     15. Retain investments in the securities of any issuer if directors or officers of the Fund or certain other "interested" persons own more than 5% of such securities;
     16. Purchase the securities of any other investment company except in a regular transaction in the open market. Such purchases may cause the Fund to indirectly incur additional advisory and administrative fees;
     17. Any warrants purchased by the Fund must be marketable warrants and the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of the Fund's total assets. Not more than 2% of the Fund's total assets may be invested in warrants which are not listed on the New York or American Stock Exchanges.

     Should the Fund decide to do so in the future, it will only invest in securities which are readily marketable, listed on a recognized domestic or foreign exchange and in other assets for which there is a bona fide market. The same policy is applicable to the investment practice described in Restriction 9 above.

     The Fund has adopted a policy whereby it does not presently invest in securities which have been acquired through private placement transactions or in real estate mortgage loans although it may invest in securities which are secured by real estate mortgages and securities of issues which invest or deal in real estate and/or real estate mortgages provided such securities meet the criteria set forth in the Prospectus under "What are the Funds Investment Objectives and Policies?"

INVESTMENT IN COVERED CALL OPTIONS

     Although there is no present intent to do so, the Fund may write covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Fund's assets are subject to call options. A covered call option is an option on a security which the Fund owns or can acquire by converting a convertible security it owns. The purchaser of the option acquires the right to buy the security from the Fund at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security at that time. A security on which an option has been written will be held in escrow by the Fund's custodian until the option expires, is exercised, or a closing purchase transaction is made. The Fund thus foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price, in return for the premium it receives from the purchaser of the option. The Fund's management believes that such premiums will maximize the Fund's return without subjecting it to substantial risks.

     The Fund will purchase call options only to close out a position in an option written by it. In order to close out a position the Fund will make a "closing purchase transaction" if such is available. In such a transaction, the Fund will purchase a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. When a security is sold from the Fund's portfolio against which a call option has been written, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security.
The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium from the writing thereof. A closing purchase transactions cannot be made if trading in the option has been suspended.

     The premium received by the Fund upon writing a call option will increase the Fund's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

COLLATERALIZED MORTGAGE OBLIGATIONS - The Triflex Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. Collateralized obligations in which the Triflex Fund may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lenghtening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

     A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

REPURCHASE AGREEMENTS

     Although there is no present intent to do so, the Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the United States Government or any agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's Custodian Bank until repurchased.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES

     Although there is no present intent to do so, the Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic United States bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loans, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loans be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loans (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five (5) business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's board of directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's directors. In addition, voting rights may pass with the loaned securities, but if a material event should occur affecting an investment on loans, the loans must be called and the securities voted.

MANAGEMENT OF THE FUND

     The names, addresses, principal occupations, and other affiliations of the Fund's directors and executive officers are given below. Unless otherwise specifically noted, each has had the same or similar employment or position for at least the past five years and occupies the identical position with the American National Growth Fund, Inc. and the American National Income Fund, Inc., (hereinafter, sometimes collectively referred to as the "American National Funds Group" or the "American National family of funds").


(1)(2)RALPH S. CLIFFORD (715 24TH AVE. COURT, MOLINE, ILLINOIS), Director of the Fund; Retired attorney, Clifford, Clifford & Olson ; Retired Director of Henry County Bank; Retired Director of Illini Beef Packers, Inc.; Retired Director of Industrial Relations of
     Deere & Company.

(2)PAUL D. CUMMINGS   (3102 BELAIRE DRIVE, OKLAHOMA CITY, OKLAHOMA), Director
     of the Fund; Retired President and Director of Globe Life and Accident Insurance Company.

(1)JACK T. CURRIE (515 POST OAK BOULEVARD, SUITE 750, HOUSTON, TEXAS), Director of the Fund; Personal Investments; Director of American Indemnity Financial Corporation, holding company for casualty insurance company; Director of Stewart & Stevenson Services, Inc., designs and constructs power generating systems.

*MICHAEL W. MCCROSKEY (ONE MOODY PLAZA, GALVESTON, TEXAS), President and Director of the Fund; Director, President, Chief Executive Officer and member of the Executive Committee of SM&R; President and Director of the SM&R Capital Funds, Inc.; President and Director of the American National Investment Accounts, Inc.; Executive Vice President, American National; Vice President of Standard Life and

     Accident Insurance Company; Assistant Secretary of American National Life Insurance Company of Texas, Vice President, Garden State Life Insurance Company; life, health and accident insurance companies in the American National Family of Companies; Director and President, ANREM Corporation; President, ANTAC Corporation, 1994 to present.

(1)IRA W. PAINTON, C.L.U. (12004 DAHOON DRIVE, OKLAHOMA CITY, OKLAHOMA), Chairman of the Board and Director of the Fund; Retired President of the Fund and the other American National funds; Retired President and Director of SM&R.

(2)DONALD P. STEVENS (13111 JOHN REYNOLDS DRIVE, GALVESTON, TEXAS), Director of the Fund; Assistant to the President for Governmental Relations of The University of Texas Medical Branch, a medical school and hospital system; Vice President of Jamail Galveston Foundation.


STEVEN H. STUBBS  (2885 DOMINIQUE DR., GALVESTON, TEXAS), Director of the Fund;
     Former Director, President and Chief Executive Officer of The Westcap Corporation; and Former President and Chief Executive Officer of SM&R and the Fund.

WILLIAM R. BERGER, C.F.A. (ONE MOODY PLAZA, GALVESTON, TEXAS) Vice President and Portfolio Manager for the Triflex Fund, Inc.; Vice President, Portfolio Manager of the Balanced Portfolio; Co-Manager of the American National Income Fund, Inc. and the American National Investment Accounts, Inc.--Managed Portfolio; Assistant Vice President of Investments for American National; Former Portfolio Manager for Trinity Investment Management, Bellefonte, Pennsylvania, investment adviser; Former auditor for Coopers & Lybrand, Dallas, Texas.

EMERSON V. UNGER, C.L.U. (ONE MOODY PLAZA, GALVESTON, TEXAS), Vice President of the Fund and SM&R; Vice President of the American National Investment Accounts, Inc. and SM&R Capital Funds, Inc.

BRENDA T. KOELEMAY  (ONE MOODY PLAZA, GALVESTON, TEXAS), Vice President and
     Treasurer of the Fund and SM&R; Vice President and Treasurer of the American National Investment Accounts, Inc. and SM&R Capital Funds, Inc.; Senior Manager, KPMG Peat Marwick, July 1980 to April 1992.

TERESA E. AXELSON  (ONE MOODY PLAZA, GALVESTON, TEXAS), Vice President and
     Secretary of the Fund SM&R, the American National Investment Accounts, Inc. and SM&R Capital Funds, Inc.


* "Interested" persons as defined by the Investment Company Act of 1940.
(1)  Member of nominating committee.
(2)  Member of audit committee.

     Officers and directors of the Fund affiliated with SM&R may receive indirect compensation from the Fund to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.

     By resolution of the Board of Directors, the Fund pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Fund. During the fiscal year ended December 31, 1996, the Fund paid $23,026 to such directors for fees and expenses in attending meetings of the Board of Directors.

REMUNERATION OF DIRECTORS

     Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director receives a fee, allocated among the American National Funds for which he serves as a director, which consists of an annual retainer component and a meeting fee component. Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1996 for each director of the Fund.

                          AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM ALL
DIRECTOR                         FROM FUND             AMERICAN NATIONAL FUNDS
--------------------------------------------------------------------------------
Ralph S. Clifford                $3,433                        $10,300

Paul D. Cummings                 $3,433                        $10,300

Jack T. Currie                   $3,333                        $10,000

Michael W. McCroskey               --                             --

Ira W. Painton                   $4,667                        $14,000

Donald P. Stevens                $3,433                        $10,300

Steven H. Stubbs                 $3,333                        $10,000



POLICY REGARDING PERSONAL INVESTING

The following policies have been made a part of the Fund's Code of Ethics.

     A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Funds. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Funds. The following exceptions apply:

     1. Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer.

     2. Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security.

     3. Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held.

     4. Any beneficial interest in a security for which a written approval is first obtained from the President & CEO may be traded or held.

PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES:

     Officers and employees of the Company other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Funds for the same or related security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 1, 1997, American National Insurance Company ("American National"), a Texas life insurance company with its principal offices located at One Moody Plaza, Galveston, Texas 77550 and Securities Management and Research, Inc., investment adviser to the Triflex Fund, were the only shareholders known to the Triflex Fund to own five percent (5%) or more of its common stock. (For information about the Triflex Fund's capital stock, see "Capital Stock" herein.) On that date, American National owned approximately 13% and SM&R owned approximately 8%, respectively, of the Triflex Fund's common stock. While such ownership does not directly affect a shareholder's voting rights, it obviously gives American National and SM&R a strong voice in the Triflex Fund's affairs. As a practical matter, such ownership means that passage of a shareholder proposal is unlikely without American National's or SM&R's vote therefor. (For further information about American National, see the "Control and Management of SM&R" section herein.)

     The officers and directors of the Triflex Fund as a group owned .50% of the outstanding shares of the Triflex Fund as of April 1, 1997.

INVESTMENT ADVISORY AND OTHER SERVICES

CONTROL AND MANAGEMENT OF SM&R

     SM&R has been the investment adviser, manager and underwriter of the Fund since the Fund began business in 1978 as the American National Bond Fund, Inc. SM&R acts pursuant to a written agreement periodically approved by the directors or shareholders of the Fund. SM&R is also the investment adviser, manager and underwriter of the other American National Funds Group and the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc. SM&R's address is that of the Fund.

     SM&R is a wholly-owned subsidiary of American National, a Texas life insurance company with its principal offices in Galveston, Texas. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Moody Foundation are Robert L. Moody ("RLM"), Chairman of the Board of Directors of American National, Frances Moody Newman and Ross R. Moody.

     The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie
S. Moody Trust. RLM is Chairman of the Board and President, Chief Executive Officer of the Bank, President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling stockholder. The Three R Trusts, trusts established by RLM for the benefit of his children, owns 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's directors) and 47.5% of its Class A Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, the Bank, Bancshares, MBHC, the Fund, the other American National Funds, the American National Investment Accounts, Inc., the SM&R Capital Funds, Inc., and SM&R.

     Michael W. McCroskey, President of the Fund, is also President, Chief Executive Officer, director and a member of the executive committee of SM&R, and President and director of the other members of the American National
Funds Group, the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc.; Gordon D. Dixon, Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R, Vice President, Portfolio Manager of the American National Investment Accounts, Inc. - Growth Portfolio and the American National Growth Fund, Inc., Co-Manager of the American National Income Fund, Inc. and the American National Investment Accounts, Inc.--Managed Portfolio; Emerson V. Unger, Vice President of the Fund, is also Vice President of SM&R and Vice President of the other members of the American National Funds Group, the American National Investment Accounts, Inc., and the SM&R Capital Funds, Inc.; Brenda T. Koelemay, Vice President and Treasurer of the Fund, is also Vice President and Treasurer of SM&R and the other members of the American National Funds Group, the American National Investment Accounts, Inc., and the SM&R Capital Funds, Inc.; Teresa E. Axelson, Vice President and Secretary of the Fund, is also Vice President and Secretary of SM&R, the other members of the American National

Funds Group and Vice President and Secretary of the American National Investment Accounts, Inc. and SM&R Capital Funds, Inc.

INVESTMENT ADVISORY AGREEMENT

     Under an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and SM&R dated November 30, 1989, SM&R acts as investment adviser for and provides certain administrative services to the Fund.

     As investment adviser, SM&R manages the investment and reinvestment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Fund investment programs. All investments are reviewed quarterly by the Fund's Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of the Fund.

     Under the Advisory Agreement, SM&R receives from the Fund an investment advisory fee for acting as investment adviser computed by applying to the average daily net asset value of the Fund each month one-twelfth of the annual rate as follows:

                 ON THE PORTION OF THE FUND'S                 BASIC ADVISORY
                   AVERAGE DAILY NET ASSETS                  FEE ANNUAL RATE
----------------------------------------------------------------------------

Not exceeding $100,000,000                                    .750 of 1%
Exceeding $100,000,000 but not exceeding $200,000,000         .625 of 1%
Exceeding $200,000,000 but not exceeding $300,000,000         .500 of 1%
Exceeding $300,000,000                                        .400 of 1%

     This fee is higher than the fees paid by most other mutual funds.

     For the fiscal years ended December 31, 1994, 1995 and 1996, SM&R received investment advisory fees from the Fund of $148,225, $153,930 and $167,921, respectively. The net assets of the Fund were $23,187,844 as of December 31, 1996.

     The Advisory Agreement was effective on November 30, 1989 and will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreement or not "interested" persons (as defined in the Investment Company Act of 1940, as amended) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Absent proposed changes, it is the policy of Fund management to submit continuation of the Advisory Agreement annually only to the Fund's Board of Directors for their approval or disapproval. The Advisory Agreement was approved by the Board of Directors in accordance with such procedures on July 22, 1996, and by the Fund's shareholders on November 16, 1989. The Advisory Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned.

     As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (1) 67% of the Fund's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

ADMINISTRATIVE SERVICE AGREEMENT

     Under an Administrative Service Agreement between the Fund and SM&R dated November 30, 1989, SM&R acts as transfer agent and provides all management, operational and executive services to the Fund. SM&R pays the salaries of all officers and employees administering the Fund's affairs and maintains office facilities, furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping, transfer agency services, dividend disbursements and certain other services required by the Fund. The Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions, and other expenses incidental to portfolio transactions, Securities and Exchange Commission fees, fees of the Custodian (See "CUSTODIAN" herein), auditing and legal expenses, fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs of printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.

     SM&R has agreed in its Administrative Service Agreement with the Fund to pay (or to reimburse the Fund for) the Fund's expenses of any kind, exclusive of interest, taxes, commissions and other expenses incidental to portfolio transactions (and, with the prior approval of any state securities commissioner deemed by the Fund's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the management fee, in excess of 1.25% per year of the Fund's average daily net assets.
Such reimbursement obligation is more restrictive than required by California, the only state still having an expense reimbursement provision applicable to the Fund. Such reimbursements, when required, will be made monthly. During the fiscal years ended December 31, 1994, 1995 and 1996, SM&R reimbursed $40,023, $40,894 and $29,344, respectively, in excess expenses to the Fund.

     Under the Administrative Service Agreement, SM&R receives from the Fund a service fee for providing administrative services. The fee is computed by applying to the average daily net asset value of the Fund each month one-twelfth of the annual rate as follows:

                                                           ADMINISTRATIVE
ON THE PORTION OF THE FUND'S                             SERVICE FEE ANNUAL
AVERAGE DAILY NET ASSETS                                        RATE
-----------------------------------------------------------------------------
Not exceeding $100,000,000                                   .25 of 1%
Exceeding $100,000,000 but not exceeding $200,000,000        .20 of 1%
Exceeding $200,000,000 but not exceeding $300,000,000        .15 of 1%
Exceeding $300,000,000                                       .10 of 1%

     The administrative service fee is payable to SM&R whether or not the actual expense to SM&R for providing administrative services is more or less than the amount of such fee.

     For the fiscal years ended December 31, 1994, 1995 and 1996, SM&R received administrative service fees from the Fund pursuant to an investment advisory agreement then in effect which contained the administrative functions now contained in the Administrative Service Agreement. During such periods, SM&R received administrative service fees from the Fund of $49,409, $51,310 and $55,974, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     SM&R, which supervises the Fund's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of the Fund's Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

     There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable net prices for the Fund in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R evaluates the brokerage fees paid by the Fund to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

     Whenever the primary consideration of best price and best execution is met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. While SM&R is able to fulfill its obligation to the Fund without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to the other American National Funds, the American National Investment Accounts,
Inc., the SM&R Capital Funds, Inc., and to American National and its other accounts. SM&R will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Fund pays higher than the lowest commission rates available.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, and subject to seeking the best price and execution, the Fund may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     All purchases and sales of fixed income securities by the Fund are executed on a net-price basis based on yield quotes from dealers. Such net prices may include undisclosed mark-ups to such dealers. SM&R has no way to determine the existence or amount of any such mark-ups except in original issues. During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid brokerage fees amounting to $21,000, $13,000 and $11,000, respectively, for transactions in portfolio securities. Portfolio turnover rates for these periods were 47%, 16% and 24%, respectively. No brokerage commissions have been paid during the Fund's three most recent periods to any broker which is an affiliated person of the Fund, which is an affiliated person of a broker which is an affiliated person of the Fund or an affiliated person of which is an affiliated person of the Fund or SM&R.

     The other American National Funds Group, the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc., for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, the Fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Fund and the other American National Funds Group, the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc., simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

     The Fund's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of the Fund. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Fund, which in other cases these practices could produce better executions.

CAPITAL STOCK

     The Fund's authorized capital stock consists of 50,000,000 common shares with a par value of $1.00 each. All shares are equal with respect to distributions from income and capital gains. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share is entitled to an equal portion of all the Fund's assets after all debts and expenses have been paid.

     Each share is entitled to one vote, and the Fund's shares have non-cumulative voting rights with respect to election of directors. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

PURCHASING SHARES

     Shares of the Fund may be purchased at a public offering price which is based on the net asset value of each share of the Fund next determined plus a sales charge. Shares may be purchased from registered representatives of SM&R, through certain other authorized broker-dealers or directly from SM&R. Remittances for additional investments may be submitted directly to SM&R. Except for certain systematic investment programs (See "SPECIAL PURCHASE PLANS" herein), the minimum initial investment is $100 and additional shares may be purchased through investment of $20 or more at any time thereafter.


     In the interest of economy, certificates representing shares purchased are not ordinarily issued. Most investors do not choose to receive certificates for their shares as this eliminates the problem of safekeeping and facilitates redemptions and transfers. However, a monthly confirmation will be sent to the investor reflecting all activity during the month. The investor will have the same ownership rights with respect to shares purchased as if certificates had been issued. Investors may receive a certificate representing shares by making written request to SM&R. If a certificate is requested, it will normally be forwarded to the investor within 14 days after receipt of the request. SM&R reserves the right to charge a small administrative fee for issuance of any certificates. Certificates will not be issued for fractional shares (although fractional shares remain in your account on the books of the Fund).

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of Fund shares is determined by adding the market value of its portfolio securities and other assets, subtracting liabilities, and dividing the result by the number of the Fund shares outstanding. Expenses and fees of the Fund, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Fund are valued as of the close of trading on each day when the New York Stock Exchange is open for trading other than SM&R's business holidays described below. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors of the Fund on a consistent basis.

     SM&R's business holidays are Good Friday, Memorial Day, Labor Day, Thanksgiving Day and the Friday following Thanksgiving Day and New Years Day. For calendar year 1997, SM&R's Christmas holidays will be observed on December 24, 25 and 26.

OFFERING PRICE

     Full and fractional shares are purchased at the offering price, which is the net asset value next determined after receipt of a purchase plus the sales charge. The sales charge is a percentage of the net asset value per share and will vary as shown below. Purchases received by SM&R at its office in Galveston, Texas prior to 3:00 p.m., Central Time, will be executed at the applicable offering price determined on that day. Purchases received thereafter will be executed at the offering price determined on the next business day.

     The offering price is the net asset value per share plus a sales charge computed at the rates set forth in the following table:

                                                      TOTAL SALES CHARGE
                             ------------------------------------------------------------------
   AMOUNT OF INVESTMENT      AS A PERCENTAGE OF      AS A PERCENTAGE     DEALER CONCESSION AS A
    AT OFFERING PRICE          OFFERING PRICE         OF NET AMOUNT      PERCENTAGE OF OFFERING
                                                        INVESTED                  PRICE
-----------------------------------------------------------------------------------------------
Less than $50,000                   5.75%                  6.1%                    4.75%
$50,000 but less than
$100,000                            4.5%                   4.7%                    4.0%
$100,000 but less than
$250,000                            3.5%                   3.6%                    3.0%
$250,000 but less than
$500,000                            2.5%                   2.6%                    2.0%
$500,000 and over*                  None                   None                    None

*In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 - 0.35% and Year 2 - 0.25% for the Growth Fund, Income Fund and Triflex Fund, respectively. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts in the aggregate totaling $1 million or more.

     The following is an illustration of the calculation of the net asset value and offering price per share at December 31, 1996:

     NET ASSETS ($23,187,844)  = Net Asset Value Per Share ($17.90)
     ------------------------
     Shares outstanding (1,295,757)

     To obtain the public offering price per share, the Fund's 5.75% sales charge as of December 31, 1996 must be added to the net asset value obtained above:

     $17.90  =  Public Offering Price Per Share ($18.99)
     ------
      .9425

     Such illustration reflects the calculation of the Fund's net asset value and offering price per share based on the financial history of the Fund prior to its name and investment objective change and prior to an increase in the investment advisory fee and the imposition of a service fee. Accordingly, such illustration should not be, and is not intended to, reflect anticipated future valuations of net asset values and offering prices per share of the Fund.

REDUCED SALES CHARGE

     The reduced sales charge rates set forth in the table above apply to purchases of shares of the Fund, either singly or in combination with purchases of shares of the American National Growth Fund, Inc. (the "Growth Fund"), the American National Income Fund, Inc. (the "Income Fund"), the American National Government Income Fund Series (the "Government Income Series") and the
American National Tax Free Series of the SM&R Capital Funds, Inc., at the respective sales charges applicable to each, made at one time by: (1) Any individual; (2) Any individual, his or her spouse, and trusts or custodial agreements for their minor children; (3) A trustee or fiduciary of a single trust estate or single fiduciary account; (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code; and (5) Employees or employers on behalf of employees under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

     Purchases by any company or employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Fund's prospectus available to individual investors or employees, forwarding investments by such employees to the Fund, and the like.

     The rates set forth above are applicable to single, lump sum purchases made under the provisions of the preceding paragraphs 1, 2 and 3 and to qualified investments under a "Letter of Intent" or under the "Accumulation Privilege" as described below.

THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM

     The following breakpoints apply to purchases made by individuals investing in the Funds through the use of The Education Funding Investment Account Program.

                                            TOTAL SALES CHARGE
                         ------------------------------------------------------
AMOUNT OF INVESTMENT     AS A PERCENTAGE   AS A PERCENTAGE   DEALER CONCESSION
AT OFFERING PRICE          OF OFFERING      OF NET AMOUNT    AS A PERCENTAGE OF
                             PRICE            INVESTED        OFFERING PRICE
--------------------     ---------------   ---------------   ------------------
Less than $100,000           4.5%               4.7%               4.0%
$100,000 but less than       3.5%               3.6%               3.0%
$250,000

                                     14

                                            TOTAL SALES CHARGE
                         ------------------------------------------------------
AMOUNT OF INVESTMENT     AS A PERCENTAGE   AS A PERCENTAGE   DEALER CONCESSION
AT OFFERING PRICE          OF OFFERING      OF NET AMOUNT    AS A PERCENTAGE OF
                             PRICE            INVESTED        OFFERING PRICE
--------------------     ---------------   ---------------   ------------------
$250,000 but less than       2.5%               2.6%               2.0%
$500,000
$500,000 and over*           None               None               None


*In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts in the aggregate totaling $1 million or more.

     The Education Funding Investment Account Program is a service expressly created to help investors accumulate funds for their children's or grandchildren's college education. The maximum sales charge is 4.5% on the purchase of shares of the Funds. To participate in this special plan, investors must complete the special Education Funding Investment Account application designed specifically for the Program.

     All direct sales expenses, including the cost of prospectuses for prospective shareholders, are paid by SM&R, and no sales expense is borne by any of the Funds.

SPECIAL PURCHASE PLANS

LETTER OF INTENT -- As indicated in the Prospectus under the heading "Letter of Intent", investors may qualify for a reduced sales charge on the Fund either singly or in combination with the purchase and holding of shares of the Growth Fund, the Income Fund, the Government Income Series or the Tax Free Series. A minimum initial investment equal to 10% of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Investments made under a Letter of Intent will purchase shares at the total sales charge rate applicable to the specified total investment. SM&R will hold in escrow from the initial investment shares equal to 5% of the amount of the total intended investment. Such escrow shares may not be exchanged or reinvested for shares of another fund, or the Government Income Series or the Tax Free Series and, subject to the right of early cancellation described below, will not be released until the amount purchased equals the commitment set forth in the Letter of Intent. If the intended investment is not completed during the 13 month period, the difference between the sales charge actually paid and the sales charge applicable to the total of such purchases made will be deducted from the escrow shares if not paid by the investor within twenty (20) days after the date notice thereof has been mailed to such investor.

     A Letter of Intent agreement can be canceled prior to the end of the 13-month period and escrow shares released to the investor if the investor pays the difference between the sales charge paid and the sales charge applicable to the amount actually invested and agrees that such Letter of Intent agreement is canceled and no longer in effect.

     The offering value of the shares of the Fund, the Growth Fund, the Income Fund, the Government Income Series or the Tax Free Series currently owned may also be included in the aggregate amount of an investment covered by a Letter of Intent. For example, if an investor owns shares of the Fund or shares of the Growth Fund, the Income Fund, the Government Income Series, the Tax Free Series or some combination of these funds, currently valued at $80,000 and intends to invest $25,000 over the next thirteen months, such investor may execute a Letter of Intent and the entire $25,000 will purchase shares of either or all of such funds at the reduced sales charge rate applicable to an investment of $100,000 or more. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the Fund to sell the full amount of shares specified.

SYSTEMATIC INVESTMENT AND PRE-AUTHORIZED CHECK PLANS -- The Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Systematic Investment and Pre-Authorized Check Plans" (a "Plan" or "Plans").

     The principal purposes of the Plans are to encourage thrift by enabling investors to make regular purchases in amounts less than normally required, and to employ the principle of dollar cost averaging described below.

     By acquiring Fund shares on a regular basis pursuant to a Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his other financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

     After the initial minimum investment of $100 has been met, a plan may be opened by indicating an intention to make subsequent investments of $20 per individual or more monthly for at least one year. The investor will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

     An investor has no obligation to invest regularly or to continue participating in a Plan, which may be terminated by the investor at any time without penalty. Under a Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs SM&R in writing to pay them in cash. SM&R reserves the right to increase or decrease the amount required to open and continue the plan, and to terminate any shareholder's right to participate in the plan if after one year the value of the amount invested is less than $100.

GROUP SYSTEMATIC INVESTMENT PLAN -- This plan provides employers and employees with a convenient means for purchasing shares of the Fund under various types of employee benefit and thrift plans, including payroll deduction and bonus incentive plans. The plan may be started with an initial cash investment of $20 per participant for a group consisting of five or more participants. The shares purchased by each participant under the plan will be credited to a separate account in the name of each investor in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. Such reinvestments will be made at the start of business on the day following the record date for such dividends and capital gains distributions. To keep his or her account open, subsequent payments, each totaling $20 or more must be made into each participant's account monthly. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment and Pre-Authorized Check Plans" shall apply. The plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days' prior written notice.

EXCHANGE PRIVILEGE -- As provided in the Prospectus under the heading "Exchange Privilege", investors owning shares of the Fund can exchange such shares for shares of the other funds in the American National Funds Group and the SM&R Capital Funds, Inc. There is no administrative charge for this privilege at this time, however, the Fund reserves the right to charge a fee in the future.

     Such exchange privileges are not options or rights to purchase such securities, but are revocable privileges permitted under the present policies of each of these funds, and are not available in any state or other jurisdiction where the shares of the fund into which transfer is to be made are not registered for sale. SM&R reserves the right to restrict the frequency of or otherwise modify, condition, terminate or impose additional charges upon the exchange privilege.

     The minimum number of shares that may be exchanged is the number of shares of the fund whose shares are being exchanged which have a net asset value on the date of such exchange equal to the minimum initial or subsequent investment, as the case may be, of the fund into which the exchange is being made.

     Any gain or loss realized on such an exchange is recognized for income tax purposes, subject, however, to the "wash sale" rule that if and to the extent the investor reinvests in the Fund originally held within thirty (30) days after the redemption, losses will not be recognized.

REDEMPTION

     Any shareholder may redeem all or any part of his shares by submitting a written request to SM&R as the Fund's agent for such purpose. Such requests must be duly executed by each registered owner and must be accompanied by certificates endorsed for transfer, if certificates have been issued, with signatures guaranteed by a commercial bank or securities firm. No signature guarantees are required on the written request for redemption by a shareholder of record when payment is to be made to such shareholder of record at such shareholder's address of record and the value of the shares redeemed is $25,000 or less. In all other cases the signatures on the request for redemption, as well as on certificates being tendered, must be guaranteed. On all redemption requests for joint accounts, the signatures of all joint owners are required. Corporations, executors, divorced persons, administrators, trustees or guardians will be required to submit further documentation. Refer to the American National Funds Group prospectus for signature guarantee requirements.

     Shares are redeemed at the net asset value per share next computed after the request and certificates, if any, are received in "Proper Form". (See "HOW TO REDEEM SHARES" in the Prospectus). A shareholder may receive more or less than he paid for his shares, depending on the prevailing market value of the Fund's portfolio securities. Redemption checks are delivered as soon as practicable and normally will be sent to the investor within seven days following the date on which redemption is made.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment for prior purchases of Fund shares. Accordingly, proceeds of the Fund will not be paid until good payment has been received which could be as much as fifteen (15) business days after the purchase, or until SM&R can verify that good payment (for example, cash or certified check on a United States Bank) has been, or will be, collected for the purchase of such shares.

     The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or for such other periods as the Commission has by order permitted such suspension for the protection of the Fund's security holders.

     The Fund has made an election under the Investment Company Act of 1940, as amended, to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. The Fund may pay the redemption price, if any, in excess of the amounts described above in whole or in part in portfolio securities, at the market value thereof determined as of the close of business next following receipt of the request in proper form, if deemed advisable by the board of directors. In such case a shareholder would incur brokerage costs if he sold the securities received.

     There is presently no charge for redeeming Fund shares. However, the Fund reserves the right to charge for any redemption an amount, to be determined by the Board of Directors, not to exceed 1% of the net asset value of the shares being redeemed, but it is not the present intent of the Board of Directors to make such a charge.

SYSTEMATIC WITHDRAWAL PLAN

     As described in the Prospectus under "Systematic Withdrawal Plan", the Fund has a Systematic Withdrawal Plan which allows shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or quarterly.

     A Systematic Withdrawal Plan provides for regular monthly or quarterly payments to the account investor or his designee through redemption of a portion of the shares held in the account. Some portion of each withdrawal may be taxable gain or loss to the account investor at the time of the withdrawal, the amount of the gain or loss being determined by the investment in the Fund shares. The minimum, though not necessarily recommended, withdrawal amount is $50.00. Shares sufficient to provide the designated withdrawal payment are redeemed each month or quarterly on or about the 20th, and checks are mailed to reach the investor on or about the lst of the following month. All income dividends and capital gains distributions are automatically reinvested at net asset value, without sales charge. Since each withdrawal check represents proceeds from the sale of sufficient shares equal to the withdrawal, there can be a reduction of investment capital, particularly in a declining market. If redemptions are consistently in excess of shares added through reinvestment of distributions, the withdrawals will ultimately exhaust the capital.

     The shareholder may designate withdrawal payments for a fixed dollar amount, as stated in the preceding paragraph, or a variable dollar amount based on (1) redemption of a fixed number of shares at monthly or quarterly intervals, or (2) redemption of a specified and increasing fraction of shares held at monthly or quarterly intervals. To illustrate the latter option, if an investor wanted quarterly payments for a ten-year period, the first withdrawal payment would be the proceeds from redemption of 1/40th of the shares held in the account. The second payment would be 1/39th of the remaining shares; the third payment would be 1/38th of the remaining shares, etc. Under this option, all shares would be redeemed over the ten-year period, and the payment amount would vary each quarter, depending upon the number of shares redeemed and the redemption price.

     No charge is made for a non-qualified Systematic Withdrawal Plan, and the account investor may change the option or payment amount at any time upon written request received by SM&R no later than the month prior to the month of a scheduled redemption for a withdrawal payment. A Systematic Withdrawal Plan may also be terminated at any time by the account investor of the Fund without penalty.

     Occasionally certain limited types of qualified retirement plans are involved in making investments and withdrawals during the same year. Under such an arrangement, it is possible for the plan to be, in effect, charged duplicate sales charges. In order to eliminate this possibility, the Fund will permit additional investments, without sales charge, equal to all sums withdrawn, providing the additional investments are made during the next twelve months following the withdrawal or redemption, and providing that all funds withdrawn were for the specific purpose of satisfying plan benefits of participants who have retired, become disabled or left the plan. Furthermore, for a qualified plan to qualify under this provision, the plan must include at least one participant who is a non-owner employee. The Fund and SM&R discourage shareholders from maintaining a withdrawal account while concurrently and regularly purchasing shares of the Fund, although such practice is not prohibited.

TAX STATUS

     Shareholders are reminded that dividends are taxable whether received in cash or reinvested and received in the form of additional shares. Furthermore, any distribution received shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the distributions. Such distributions, although in effect a return of capital, are subject to taxes. Furthermore, if the net asset value of each share is reduced below the shareholder's cost as a result of a distribution, such distribution would be a return of capital although taxed at applicable rates.

     The Fund or the securities dealer effecting a redemption transaction is required to file an informational return (1099-B) with the IRS with respect to each sale of Fund shares by a shareholder. The year-end statement provided to each shareholder will serve as a substitute 1099-B for purposes of reporting any gain or loss on the tax return filed by the shareholder. In addition, the Fund is required by law and IRS regulations to withhold 31% of the dividends, redemptions and other payments made to non-exempt accounts unless shareholders have provided a corrected taxpayer identification number and made the certifications required by the IRS as indicated in the shareholder application when opening an account.

     Distributions from the Fund may also be subject to state and local taxes. Shareholders should consult their own tax adviser concerning tax consequences of an investment in the Fund.

THE UNDERWRITER

     SM&R serves as principal underwriter of the shares of the Fund pursuant to an Underwriting Agreement dated May 1, 1993 (the "Underwriting Agreement").
Such Underwriting Agreement provides that it shall continue in effect only so long as such continuance is specifically approved at least annually by the board of directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund and, in either case, by the specific approval of a majority of directors who are not parties to such contract or agreement or not "interested" persons (as defined in the Investment Company Act of 1940, as amended) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Board of Directors of the Fund in accordance with such procedures at a meeting held on July 22, 1996. The Underwriting Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned (as provided in the Investment Company Act of 1940, as amended).

     As principal underwriter, SM&R continuously offers and sells shares of the Fund through its own sales representatives and broker-dealers. As compensation for such services, SM&R receives the sales charge, which is the difference between the offering price at which shares are issued and the net asset value. The sales charge allowance to broker-dealers ranges from a maximum of 6.1% to a minimum of 2.6% of the net amount invested and from a maximum of 4.75% to a minimum of 2.0% of the public offering price. In connection with purchases of $500,000 or more, SM&R may pay broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those broker-dealers with accounts in the aggregate totaling $1 million or more. Such allowances are the same for all broker-dealers.

     The amount of such sales charge received by SM&R from the sale of Fund shares for the fiscal years ended December 31, 1994, 1995 and 1996 was $43,311, $33,172 and $44,577, respectively. Of such amounts received during such periods SM&R retained approximately $9,500, $6,000 and $6,000, respectively and $700, $295 and $390 was reallowed to dealers.

FINANCIAL STATEMENTS

     The financial statements included as part of the Fund's Annual Report dated December 31, 1996, filed with the Securities and Exchange Commission on February 26, 1997, are attached hereto as "EXHIBIT 1".

CUSTODIAN

     The cash and securities of the Fund are held by SM&R pursuant to a Custodian Agreement dated September 12, 1991. As custodian, SM&R will hold and administer the Fund's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement.
 The compensation paid to the Custodian is paid by the Fund and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.

     SM&R has entered into a sub-custodial agreement with Moody National Bank of Galveston (the "Bank") effective July 1, 1991. Under the sub-custodian agreement the cash and securities of the Fund will be held by the Bank which will be authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities of the Fund held by it on behalf of SM&R for the Fund.

COUNSEL AND AUDITORS

     The Fund's General Counsel is Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas 77550. KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002, are the Fund's independent auditors and perform annual audits of the Fund's financial statements.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     SM&R is the transfer agent and dividend paying agent for the Fund, the American National Growth Fund, Inc., the American National Income Fund, Inc., the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc.

PERFORMANCE DATA

CUMULATIVE TOTAL RETURN

     The cumulative return reflects each year's hypothetical annually compounded return that would equate a ten thousand dollar investment on November 20, 1987 (the effective date of the current investment objectives) to the redeemable value on December 31 of each of the succeeding years by adding one to the computed average annual total return multiplied by:

     1.   the $10,000 hypothetical investment for 1988 or;

     2. the redeemable value of the $10,000 investment as of the preceding December 31 for the succeeding years.

     The total return percentage calculations assume the maximum sales charge was deducted from the initial amount invested and that all income dividends and capital gain distributions are reinvested on the reinvestment dates at the net asset value.

     The income return percentage reflects the income dividends paid during the period divided by:

     1.   the $10,000 hypothetical investment for 1988 or;

     2. the redeemable value of the $10,000 investment as of the preceding December 31 for the succeeding years.

     The appreciation percentage represents the difference between the $10,000 investment and the ending redemption value for 1988 and the difference between the beginning and ending redemption values for subsequent years, less the income dividends paid during the period divided by:

     1.   the $10,000 hypothetical investment for 1988; or

     2. the redeemable value of the $10,000 investment as of the preceding December 31 for the succeeding years.

     The total return on the net amount invested reflects the hypothetical return that would equate a November 20, 1987 initial ten thousand dollar investment less the maximum $575 sales load to the redeemable value on December 31, 1988 by adding one to the computed total return and multiplying the result by $9,425 (the initial ten thousand dollar investment less the maximum sales load).

AVERAGE ANNUAL RETURN

     The Fund's average annual return during specified time periods reflects the hypothetical annually compounded return that would equate an initial one thousand dollar investment to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by the one thousand dollar initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all investment income dividends and capital gains distributions on the reinvestment dates at the net asset value.

COMPARISONS

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of the performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines provide performance statistics over specified time periods.

Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Salomon Brothers Broad Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

Standard & Poor's Bond Indices - measures yield and price of Corporate, Municipal, and Government bonds.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the portfolio of the Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

--------------------------------------------------------------------------------
 A N N U A L  R E P O R T

                                                        [LOGO]

                           AMERICAN
                           NATIONAL
                           FUNDS
                           GROUP

                                                 - AMERICAN NATIONAL GROWTH FUND
                                                 - AMERICAN NATIONAL INCOME FUND
                                                 - TRIFLEX FUND


                                                  ANNUAL REPORT
                                                  DECEMBER 31, 1996

Securities Management & Research, Inc.                      BULK RATE
One Moody Plaza                                           U.S. POSTAGE
Galveston, TX 77550                                           PAID
                                                          PERMIT NO. 1
                                                         HOUSTON, TEXAS

AMERICAN NATIONAL FUNDS GROUP ANNUAL REPORT
-----------------------------------------------------
SHAREHOLDER FEATURES AND BENEFITS

PRE-AUTHORIZED CHECK PLAN
MAKES IT EASY FOR YOU TO INVEST ON A REGULAR BASIS.
You can invest regularly into your mutual fund account by authorizing your bank to automatically draft your personal checking account.

WEALTH ACCUMULATION ACCOUNT
A SYSTEMATIC EXCHANGE FEATURE*
This exchange feature allows you to gradually and periodically move assets from one fund to another without charge. *We are required by the SEC to note that the exchange privilege is subject to change or termination, although we have no such plans.

EDUCATION FUNDING INVESTMENT ACCOUNT
WHEN YOUR CHILDREN OR GRANDCHILDREN ARE READY FOR COLLEGE - WILL YOU BE?
A special account to help you accumulate funds for a child's or grandchild's college education. Such accounts qualify for a reduced sales charge. See the prospectus for details.

SYSTEMATIC WITHDRAWAL PLAN
YOU CAN SUPPLEMENT YOUR INCOME
This feature offers you a way of redeeming shares to meet current cash needs while the rest of your money continues to work for you. See the prospectus for details.

RETIREMENT PLANS
HELP IN PLANNING FOR A MORE SECURE FUTURE
You can use the American National family of funds for IRA, 403(b)(7), SEP, 457, 401(k) and pension and profit sharing plans. These funds can be well-suited for pension fund fiduciaries seeking prudent investment alternatives with the potential for higher rates of return.

DISTRIBUTIONS
CONVENIENT DIVIDEND DISTRIBUTIONS
Each fund distributes essentially all earned net income to shareholders regularly. You can supplement your income with a convenient check, or automatically reinvest your distributions and purchase additional shares without a sales charge.

REINVESTMENT PRIVILEGE
OUR COMMITMENT TO SERVICE
Shareholders who redeem all or part of their shares may repurchase shares up to the same dollar amount within 90 days of the redemption without an additional sales charge.

INFORMATION LINE
ACCESS YOUR ACCOUNT INFORMATION BY PHONE
Simply call toll free 1-800-231-4639 and you'll speak to an Investor Services Representative - in person. Whatever you need, they are there to help.

This report and the financial statements contained herein are submitted for the general information of the shareholders of these funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

AMERICAN NATIONAL FUNDS GROUP            One Moody Plaza, Galveston, Texas 77550
--------------------------------------------------------------------------------

                                   DIRECTORS
                               Ralph S. Clifford
                                Paul D. Cummings
                                 Jack T. Currie
                              Michael W. McCroskey
                                 Ira W. Painton
                               Donald P. Stevens
                                Steven H. Stubbs

                                    OFFICERS
                        Michael W. McCroskey, President

                      Gordon D. Dixon, Vice President and
                               Portfolio Manager

                     William R. Berger, Vice President and
                               Portfolio Manager

                Brenda T. Koelemay, Vice President and Treasurer

                        Emerson V. Unger, Vice President

                Teresa E. Axelson, Vice President and Secretary

                         INVESTMENT ADVISOR AND MANAGER
                    Securities Management and Research, Inc.
                                One Moody Plaza
                             Galveston, Texas 77550

                                   CUSTODIAN
                    Securities Management and Research, Inc.
                                One Moody Plaza
                             Galveston, Texas 77550

                                 LEGAL COUNSEL
                          Greer, Herz & Adams, L.L.P.
                                One Moody Plaza
                             Galveston, Texas 77550

                        UNDERWRITER AND REDEMPTION AGENT
                    Securities Management and Research, Inc.
                                One Moody Plaza
                             Galveston, Texas 77550

              TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                    Securities Management and Research, Inc.
                                One Moody Plaza
                             Galveston, Texas 77550

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                                 700 Louisiana
                              Houston, Texas 77002

SCHEDULE OF INVESTMENTS  December 31, 1996
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND

COMMON STOCK                        SHARES       VALUE

APPAREL, TEXTILE--2.40%
Guilford Mills, Incorporated          40,000  $ 1,065,000
Kellwood Company                      80,000    1,600,000
Phillips-Van Heusen Corporation       70,000    1,006,250
                                              -----------
                                                3,671,250

AUTO, TRUCK & PARTS
  MANUFACTURER--2.13%
Chrysler Corporation                  22,000      726,000
Ford Motor Company                    20,000      637,500
General Motors Corporation            20,000    1,115,000
Modine Manufacturing Company          29,000      775,750
                                              -----------
                                                3,254,250

BANKS--5.21%
Comerica, Incorporated                40,000    2,095,000
Morgan (J.P.) & Company               20,000    1,952,500
NationsBank Corporation               20,000    1,955,000
Norwest Corporation                   45,000    1,957,500
                                              -----------
                                                7,960,000
BEVERAGES--3.22%
Coca-Cola Company                     30,000    1,578,750
Cott Corporation                      58,000      420,500
PepsiCo, Incorporated                100,000    2,925,000
                                              -----------
                                                4,924,250

BUILDING CONSTRUCTION &
  SUPPLIES--3.42%
Fluor Corporation                     40,000    2,510,000
Foster Wheeler Corporation            45,000    1,670,625
Giant Cement Holding,
  Incorporated*                       65,000    1,048,125
                                              -----------
                                                5,228,750

CHEMICALS--2.79%
Cabot Corporation                     30,000      753,750
Du Pont (E.I.) de Nemours &
  Company                             25,000    2,359,375
Occidental Petroleum Corporation      49,000    1,145,375
                                              -----------
                                                4,258,500

COAL, GAS & PIPE--1.60%
El Paso Natural Gas Company            2,511      126,806
Sonat, Incorporated                   45,000    2,317,500
                                              -----------
                                                2,444,306

COMMON STOCK                        SHARES       VALUE

COMPUTER SOFTWARE & SERVICES--
  4.05%
Bay Networks, Incorporated*           15,000  $   313,125
BMC Software, Incorporated*           40,000    1,655,000
Electronic Data Systems
  Corporation                         21,600      934,200
Newbridge Networks Corporation*       32,000      904,000
Sequent Computer Systems,
  Incorporated*                       65,000    1,153,750
Silicon Graphics, Incorporated*       48,000    1,224,000
                                              -----------
                                                6,184,075

COSMETICS & TOILETRIES--2.11%
Procter & Gamble Company              30,000    3,225,000

DRUGS--7.13%
Abbott Laboratories                   50,000    2,537,500
Allergan, Incorporated                41,000    1,460,625
Amgen, Incorporated*                  20,000    1,087,500
Bergen Brunswig Corporation
  (Class A)                           49,000    1,396,500
Merck & Company, Incorporated         35,000    2,773,750
Scherer (R.P.) Corporation*           32,500    1,633,125
                                              -----------
                                               10,889,000

ELECTRONICS--2.47%
General Signal Corporation            45,000    1,923,750
Motorola, Incorporated                30,000    1,841,250
                                              -----------
                                                3,765,000

ENVIRONMENTAL--3.04%
Wheelabrator Technologies,
  Incorporated                        85,000    1,381,250
WMX Technologies, Incorporated       100,000    3,262,500
                                              -----------
                                                4,643,750

EXPLORATION & DRILLING--1.83%
Noble Affiliates, Incorporated        24,000    1,149,000
Union Pacific Resources Group,
  Incorporated                        25,408      743,184
Union Texas Petroleum Holdings,
  Incorporated                        40,000      895,000
                                              -----------
                                                2,787,184

FINANCIAL SERVICES-2.99%
American General Corporation          20,000      817,500
American States Financial
  Corporation                         56,000    1,484,000
Dean Witter Discover and Company      15,000      993,750
Mercury Finance Company**            104,000    1,274,000
                                              -----------
                                                4,569,250

SCHEDULE OF INVESTMENTS  December 31, 1996
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND, CONTINUED

COMMON STOCK                        SHARES       VALUE
FOOD PRODUCERS & RETAILERS--
  8.66%
Albertson's, Incorporated             40,000  $ 1,425,000
Food Lion, Incorporated (Class A)    250,000    2,445,300
General Mills, Incorporated           45,000    2,851,875
Hudson Foods, Incorporated (Class
  A)                                  25,000      475,000
IBP, Incorporated                     58,000    1,406,500
McCormick & Company, Incorporated     58,000    1,366,625
Sara Lee Corporation                  40,000    1,490,000
Universal Foods Corporation           50,000    1,762,500
                                              -----------
                                               13,222,800

HOSPITAL SUPPLIES & SERVICES--
  2.64%
OrNda HealthCorp*                     34,000      994,500
PacifiCare Health Systems,
  Incorporated (Class B)*             10,000      852,500
Tenet Healthcare Corporation*        100,000    2,187,500
                                              -----------
                                                4,034,500
HOUSEHOLD FURNITURE/
  APPLIANCES--1.26%
The Singer Company N.V.               55,000    1,230,625
Whirlpool Corporation                 15,000      699,375
                                              -----------
                                                1,930,000

MEDIA--1.97%
Disney (Walt) Company                 30,000    2,088,750
US West Media Group,
  Incorporated*                       50,000      925,000
                                              -----------
                                                3,013,750

MEDICAL SUPPLIES & SERVICES--
  1.70%
Johnson & Johnson                     30,000    1,492,500
Mallinckrodt Group, Incorporated      25,000    1,103,125
                                              -----------
                                                2,595,625

METALS & MINING--0.78%
Cyprus Amax Minerals Company          40,000      935,000
J&L Specialty Steel, Incorporated     22,000      250,250
                                              -----------
                                                1,185,250

MISCELLANEOUS--3.40%
Banta Corporation                     58,000    1,326,750
Lucent Technologies, Incorporated     17,824      824,360
Sturm, Ruger & Company,
  Incorporated                        44,000      852,500
Tenneco, Incorporated                 27,000    1,218,375
UST, Incorporated                     30,000      971,250
                                              -----------
                                                5,193,235
COMMON STOCK                        SHARES       VALUE

OFFICE EQUIPMENT/SERVICES--6.36%
COMPAQ Computer Corporation*          35,000  $ 2,598,750
Hewlett-Packard Company               74,000    3,718,500
Sun Microsystems, Incorporated*       60,000    1,541,250
Tandem Computers, Incorporated*      135,000    1,856,250
                                              -----------
                                                9,714,750

OIL DOMESTIC & INTERNATIONAL--
  8.69%
Amoco Corporation                     25,000    2,012,500
Ashland Oil, Incorporated             40,000    1,755,000
Chevron Corporation                   42,000    2,730,000
Societe Nationale Elf Aquitaine
  ADR                                 60,000    2,715,000
Unocal Corporation                   100,000    4,062,500
                                              -----------
                                               13,275,000

PAPER/FOREST PRODUCTS--1.75%
Louisiana-Pacific Corporation         35,000      739,375
Mead Corporation                      24,000    1,395,000
Temple-Inland, Incorporated           10,000      541,250
                                              -----------
                                                2,675,625

RAILROADS--2.03%
Burlington Northern, Incorporated     15,000    1,295,625
Union Pacific Corporation             30,000    1,803,750
                                              -----------
                                                3,099,375

RETAIL DISCOUNT/SPECIALTY--2.31%
Toys "R" Us, Incorporated*            26,000      780,000
Wal-Mart Stores, Incorporated        120,000    2,745,000
                                              -----------
                                                3,525,000

SEMICONDUCTORS--2.20%
Advanced Micro Devices,
  Incorporated*                       40,000    1,030,000
Avnet, Incorporated                   40,000    2,330,000
                                              -----------
                                                3,360,000

TRANSPORT, TRUCKING & SHIPPING--
  0.87%
Arnold Industries, Incorporated       25,000      396,875
Covenant Transport, Incorporated
  (Class A)*                          20,000      287,500
Greenbrier Companies,
  Incorporated                        55,000      570,625
Newport News Shipbuilding,
  Incorporated*                        5,400       81,000
                                              -----------
                                                1,336,000

SCHEDULE OF INVESTMENTS  December 31, 1996
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND, CONTINUED

COMMON STOCK                        SHARES       VALUE
UTILITY ELECTRIC/TELEPHONE--3.59%
Alltel Corporation                    47,000  $ 1,474,625
AT&T Company                          55,000    2,392,500
US West Communications Group          50,000    1,612,500
                                              -----------
                                                5,479,625
                                              -----------
                  TOTAL COMMON STOCK--92.60%
                         (COST $104,494,854)  141,445,100
                                              -----------

                                     FACE
COMMERCIAL PAPER                    AMOUNT       VALUE
CONTAINERS--0.49%
Crown Cork & Seal Company,
  Incorporated, 5.70%, 01/13/97    $ 745,000  $   743,584

DIVERSIFIED--0.60%
Growmark, Incorporated, 5.75%,
  01/14/97                           915,000      913,100
ELECTRIC UTILITIES--1.98%
Orange & Rockland Utilities,
  Incorporated, 5.96%, 01/03/97    1,132,000    1,131,625
Orange & Rockland Utilities,
  Incorporated, 6.65%, 01/06/97      794,000      793,267
Orange & Rockland Utilities,
  Incorporated, 6.57%, 01/08/97      100,000       99,872
Pennsylvania Power & Light
  Company, 5.80%, 01/16/97         1,003,000    1,000,576
                                              -----------
                                                3,025,340

FINANCIAL SERVICES--0.99%
Ford Motor Credit Company, 5.91%,
  01/02/97                           240,000      239,961
Kerr-McGee Credit Corporation,
  5.70%, 01/10/97                  1,270,000    1,268,190
                                              -----------
                                                1,508,151
                                     FACE
COMMERCIAL PAPER                    AMOUNT       VALUE

FOODS--2.07%
ConAgra, Incorporated, 5.72%,
  01/13/97                         $ 336,000  $   335,359
ConAgra, Incorporated, 5.92%,
  01/21/97                         2,026,000    2,019,337
Tyson Foods, Incorporated, 5.85%,
  01/17/97                           814,000      811,884
                                              -----------
                                                3,166,580

STEEL PRODUCTS--0.65%
Carpenter Technology Corporation,
  5.75%, 01/07/97                  1,000,000      999,042

TRANSPORT MISCELLANEOUS--0.48%
XTRA, Incorporated, 5.85%,
  01/15/97                           740,000      738,316
                                              -----------
               TOTAL COMMERCIAL PAPER--7.26%
                          (COST $11,094,113)   11,094,113
                                              -----------
                   TOTAL INVESTMENTS--99.86%
                         (COST $115,588,967)  152,539,213
                 CASH AND OTHER ASSETS, LESS
                          LIABILITIES--0.14%      219,084
                                              -----------
                         NET ASSETS--100.00%  $152,758,297
                                              -----------
                                              -----------
ABBREVIATIONS
ADR -- American Depository Receipt
  * -- Non-income producing securities
 ** -- On January 31, 1997, the Fund's net asset value
      was $5.15 after considering the decline in value of
      Mercury Finance Company.

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1996
--------------------------------------------------------------------------------
AMERICAN NATIONAL INCOME FUND

COMMON STOCK                        SHARES       VALUE

AEROSPACE--1.45%
Raytheon Company                      50,000  $ 2,406,250

APPAREL, TEXTILE--2.13%
Guilford Mills, Incorporated          50,000    1,331,250
Kellwood Company                     110,000    2,200,000
                                              -----------
                                                3,531,250

AUTO, TRUCK & PARTS
  MANUFACTURER--3.61%
Ford Motor Company                   133,881    4,267,457
Modine Manufacturing Company          64,000    1,712,000
                                              -----------
                                                5,979,457

BANKS--8.42%
Comerica, Incorporated                70,000    3,666,250
Fleet Financial Group,
  Incorporated                        51,747    2,580,882
Morgan (J.P.) & Company               24,500    2,391,812
NationsBank Corporation               30,000    2,932,500
Norwest Corp                          55,000    2,392,500
                                              -----------
                                               13,963,944

BEVERAGES--2.47%
PepsiCo, Incorporated                140,000    4,095,000

BUILDING CONSTRUCTION &
  SUPPLIES--2.18%
Fluor Corporation                     40,000    2,510,000
Foster Wheeler Corporation            30,000    1,113,750
                                              -----------
                                                3,623,750

CHEMICALS--2.28%
Du Pont (E.I.) de Nemours &
  Company                             40,000    3,775,000

COAL, GAS & PIPE--1.36%
El Paso Natural Gas Company            3,720      187,860
Sonat, Incorporated                   40,000    2,060,000
                                              -----------
                                                2,247,860

DIVERSIFIED--1.09%
Tenneco, Incorporated                 40,000    1,805,000

DRUGS--5.92%
Abbott Laboratories                   65,000    3,298,750
Allergan, Incorporated                38,000    1,353,750
Bergen Brunswig Corporation
  (Class A)                           45,000    1,282,500
Schering-Plough Corporation           60,000    3,885,000
                                              -----------
                                                9,820,000

ELECTRONICS--3.03%
General Signal Corporation            60,000    2,565,000
Motorola, Incorporated                40,000    2,455,000
                                              -----------
                                                5,020,000

COMMON STOCK                        SHARES       VALUE

FINANCIAL SERVICES--3.52%
American States Financial
  Corporation                         47,000  $ 1,245,500
Dean Witter Discover and Company      45,000    2,981,250
Mercury Finance Company**            132,000    1,617,000
                                              -----------
                                                5,843,750

FOODS PRODUCERS & RETAILERS--
  7.22%
Albertson's, Incorporated             55,000    1,959,375
Food Lion, Incorporated (Class A)    350,000    3,423,420
IBP, Incorporated                     63,500    1,539,875
McCormick & Company, Incorporated     70,000    1,649,375
Sara Lee Corporation                  44,000    1,639,000
Universal Foods Corporation           49,800    1,755,450
                                              -----------
                                               11,966,495

HOUSEHOLD FURNITURE/
  APPLIANCES--1.69%
Whirlpool Corporation                 60,000    2,797,500

METALS & MINING--1.27%
Cyprus Amax Minerals Company          90,000    2,103,750

MISCELLANEOUS--5.45%
Arnold Industries, Incorporated       80,000    1,270,000
Banta Corporation                     63,000    1,441,125
Columbia/HCA Healthcare
  Corporation                         37,500    1,528,125
Lucent Technologies, Incorporated     16,204      749,435
Newport News Shipbuilding,
  Incorporated*                        8,000      120,000
Sturm, Ruger & Company,
  Incorporated                        80,000    1,550,000
Union Pacific Resources Group,
  Incorporated                        25,408      743,184
WMX Technologies, Incorporated        50,000    1,631,250
                                              -----------
                                                9,033,119

OFFICE EQUIPMENT--2.42%
Hewlett-Packard Company               80,000    4,020,000

OIL DOMESTIC & INTERNATIONAL--
  3.94%
Societe Nationale Elf Aquitaine
  ADR                                 25,000    1,131,250
Texaco, Incorporated                  55,000    5,396,875
                                              -----------
                                                6,528,125

PAPER/FOREST PRODUCTS--3.68%
Mead Corporation                      35,000    2,034,375
Temple-Inland, Incorporated           40,000    2,165,000
Weyerhaeuser Company                  40,000    1,895,000
                                              -----------
                                                6,094,375

RAILROADS--3.95%
Burlington Northern, Incorporated     55,000    4,750,625
Union Pacific Corporation             30,000    1,803,750
                                              -----------
                                                6,554,375

SCHEDULE OF INVESTMENTS  December 31, 1996
--------------------------------------------------------------------------------
AMERICAN NATIONAL INCOME FUND, CONTINUED

COMMON STOCK                        SHARES       VALUE
REAL ESTATE/REITS--6.41%
CenterPoint Properties
  Corporation                         63,000  $ 2,063,250
Health & Retirement Property
  Trust                              100,000    1,937,500
Hospitality Properties Trust          50,000    1,450,000
Liberty Trust Properties              75,000    1,931,250
Oasis Residential, Incorporated       55,000    1,251,250
Omega Healthcare Investors,
  Incorporated                        60,000    1,995,000
                                              -----------
                                               10,628,250

TOBACCO--1.27%
UST, Incorporated                     65,000    2,104,375
UTILITY ELECTRIC/GAS/TELEPHONE--
  6.59%
Alltel Corporation                    51,000    1,600,125
AT&T Company                          50,000    2,175,000
Baltimore Gas and Electric
  Company                             26,300      703,525
DTE Energy Company                    65,000    2,104,375
GTE Corporation                       60,000    2,730,000
US West Communications Group          50,000    1,612,500
                                              -----------
                                               10,925,525
                                              -----------
                  TOTAL COMMON STOCK--81.35%
                          (Cost $97,186,216)  134,867,150
                                              -----------

PREFERRED STOCK

COAL, GAS & PIPE--0.66%
Western Gas Resources,
  Incorporated (Convertible)          28,000    1,092,000
FINANCIAL SERVICES--0.77%
Security Capital Industrial Trust
  (Convertible)                       47,000    1,280,750

INSURANCE COMPANIES--0.67%
St Paul Capital LLC (Convertible)     20,000    1,107,500

OIL DOMESTIC--3.53%
Ashland Oil, Incorporated
  (Convertible)                       35,000    2,401,875
Unocal Corporation (Convertible)      61,000    3,454,125
                                              -----------
                                                5,856,000

TOBACCO--0.84%
RJR Nabisco Holdings
  (Convertible)                      206,240    1,392,120
                                              -----------
                TOTAL PREFERRED STOCK--6.47%
                          (Cost $10,061,504)   10,728,370
                                              -----------

                                     FACE
CORPORATE BONDS                     AMOUNT       VALUE

HOUSEHOLD FURNITURE/
  APPLIANCES--0.61%
Masco Corporation, 5.25%,
  02/15/12,                        $1,000,000 $ 1,018,750
Subordinated Convertible
  Debentures

MACHINERY/GENERAL INDUSTRIAL--
  1.03%
Robbins & Meyers, Incorporated,
  6.50%, 09/01/03, Subordinated
  Convertible Debentures           1,500,000    1,704,375
                                              -----------
                TOTAL CORPORATE BONDS--1.64%
                           (Cost $2,402,500)    2,723,125
                                              -----------

COMMERCIAL PAPER

CONTAINERS--1.20%
Crown Cork & Seal Company,
  Incorporated, 5.72%, 01/09/97    2,000,000    1,997,458

DIVERSIFIED--0.61%
Growmark, Incorporated, 5.70%,
  01/14/97                         1,008,000    1,005,925

ELECTRIC UTILITIES--2.78%
Orange & Rockland Utilities,
  Incorporated, 5.96%, 01/03/97    1,107,000    1,106,633
Orange & Rockland Utilities,
  Incorporated, 6.65%, 01/06/97      801,000      800,260
Orange & Rockland Utilities,
  Incorporated, 6.57%, 01/08/97      981,000      979,748
Pennsylvania Power & Light
  Company, 5.80%, 01/16/97         1,720,000    1,715,843
                                              -----------
                                                4,602,484

FINANCIAL SERVICES--1.34%
Ford Motor Credit Company, 5.91%,
  01/02/97                         1,000,000      999,836
Kerr-McGee Credit Corporation,
  5.70%, 01/10/97                  1,230,000    1,228,247
                                              -----------
                                                2,228,083

FOODS--3.04%
ConAgra, Incorporated, 6.75%,
  01/03/97                           107,000      106,960
ConAgra, Incorporated, 5.92%,
  01/21/97                         1,986,000    1,979,468
Tyson Foods, Incorporated, 5.77%,
  01/06/97                         1,593,000    1,591,723
Tyson Foods, Incorporated, 5.85%,
  01/17/97                         1,357,000    1,353,472
                                              -----------
                                                5,031,623

STEEL PRODUCTS--0.60%
Carpenter Technology Corporation,
  5.75%, 01/07/97                  1,000,000      999,042

SCHEDULE OF INVESTMENTS  December 31, 1996
--------------------------------------------------------------------------------
AMERICAN NATIONAL INCOME FUND, CONTINUED

                                     FACE
COMMERCIAL PAPER                    AMOUNT       VALUE

TRANSPORT MISCELLANEOUS--0.79%
XTRA, Incorporated, 5.85%,
  01/15/97                         $1,305,000 $ 1,302,031
                                              -----------
              TOTAL COMMERCIAL PAPER--10.36%
                          (Cost $17,166,646)   17,166,646
                                              -----------
                   TOTAL INVESTMENTS--99.82%
                         (Cost $126,816,866)  165,485,291
                                              -----------
                 CASH AND OTHER ASSETS, LESS
                          LIABILITIES--0.18%      300,607
                                              -----------
                         NET ASSETS--100.00%  $165,785,898
                                              -----------
                                              -----------
ABBREVIATIONS
ADR -- American Depository Receipt
REIT -- Real Estate Investment Trust
* -- Non-income producing security
** -- On January 31, 1997, the Fund's net asset value was
     $25.77 after considering the decline in value of
     Mercury Finance Company.

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1996
--------------------------------------------------------------------------------
TRIFLEX FUND

COMMON STOCK                        SHARES       VALUE

APPAREL, TEXTILE--0.85%
Guilford Mills, Incorporated           3,400  $    90,525
Kellwood Company                       5,300      106,000
                                              -----------
                                                  196,525

AUTO, TRUCK & PARTS
  MANUFACTURER--1.86%
Chrysler Corporation                   2,600       85,800
Ford Motor Company                     3,300      105,188
General Motors Corporation             3,000      167,250
Modine Manufacturing Company           2,700       72,225
                                              -----------
                                                  430,463

BANKS--4.93%
Comerica, Incorporated                 5,000      261,875
NationsBank Corporation                5,000      488,750
Norwest Corporation                    9,000      391,500
                                              -----------
                                                1,142,125

BEVERAGES--1.47%
Cott Corporation                       6,800       49,300
PepsiCo, Incorporated                 10,000      292,500
                                              -----------
                                                  341,800

BUILDING CONSTRUCTION &
  SUPPLIES--3.31%
Fluor Corporation                      5,000      313,750
Foster Wheeler Corporation             5,000      185,625
Giant Cement Holding,
  Incorporated*                        8,500      137,063
Granite Construction,
  Incorporated                         6,900      131,100
                                              -----------
                                                  767,538
CHEMICALS--2.78%
Cabot Corporation                      3,600       90,450
Du Pont (E.I.) de Nemours &
  Company                              4,000      377,500
Occidental Petroleum Corporation       7,600      177,650
                                              -----------
                                                  645,600

COAL, GAS & PIPE--1.02%
El Paso Natural Gas Company              297       14,998
Sonat, Incorporated                    4,300      221,450
                                              -----------
                                                  236,448
COMPUTER SOFTWARE & SERVICES--
  2.34%
BMC Software, Incorporated*            5,200      215,150
Electronic Data Systems
  Corporation                          2,300       99,475
Sequent Computer Systems,
  Incorporated*                        6,200      110,050
Silicon Graphics, Incorporated*        4,600      117,300
                                              -----------
                                                  541,975
COSMETICS & TOILETRIES--2.32%
Procter & Gamble Company               5,000      537,500


COMMON STOCK                        SHARES       VALUE

DRUGS--6.00%
Abbott Laboratories                    8,000  $   406,000
Allergan, Incorporated                 3,900      138,937
Amgen, Incorporated*                   2,000      108,750
Bergen Brunswig Corporation
  (Class A)                            4,600      131,100
Scherer (R. P.) Corporation*           3,100      155,775
Warner-Lambert Company                 6,000      450,000
                                              -----------
                                                1,390,562

ELECTRONICS--1.30%
General Signal Corporation             4,200      179,550
Motorola, Incorporated                 2,000      122,750
                                              -----------
                                                  302,300

ENVIRONMENTAL--2.04%
Wheelabrator Technologies,
  Incorporated                         9,000      146,250
WMX Technologies, Incorporated        10,000      326,250
                                              -----------
                                                  472,500

EXPLORATION & DRILLING--0.87%
Noble Affiliates, Incorporated         1,700       81,388
Union Pacific Resources Group,
  Incorporated                         1,693       49,520
Union Texas Petroleum Holdings,
  Incorporated                         3,200       71,600
                                              -----------
                                                  202,508

FINANCIAL SERVICES--1.67%
American General Corporation           1,800       73,575
American States Financial
  Corporation                          5,400      143,100
Dean Witter Discover and Company       1,800      119,250
Mercury Finance Company**              4,200       51,450
                                              -----------
                                                  387,375

FOOD PRODUCERS & RETAILERS--
  4.17%
Albertson's, Incorporated              3,100      110,438
General Mills, Incorporated            5,000      316,875
IBP, Incorporated                      5,500      133,375
Ralston Purina Company                 1,700      124,737
Sara Lee Corporation                   3,800      141,550
Universal Foods Corporation            4,000      141,000
                                              -----------
                                                  967,975

HOSPITAL SUPPLIES & SERVICES--
  2.90%
Columbia/HCA Healthcare
  Corporation                          7,650      311,737
OrNda HealthCorp*                      3,500      102,375
PacifiCare Health Systems,
  Incorporated (Class B)*              1,000       85,250
Tenet Healthcare Corporation*          7,900      172,813
                                              -----------
                                                  672,175

SCHEDULE OF INVESTMENTS  December 31, 1996
--------------------------------------------------------------------------------
TRIFLEX FUND, CONTINUED

COMMON STOCK                        SHARES       VALUE
MEDIA--1.56%
Disney (Walt) Company                  3,800  $   264,575
US West Media Group,
  Incorporated*                        5,200       96,200
                                              -----------
                                                  360,775

MEDICAL SUPPLIES & SERVICE--
  1.07%
Johnson & Johnson                      5,000      248,750
MISCELLANEOUS--5.26%
Banta Corporation                      5,500      125,813
Cyprus Amax Minerals Company           5,500      128,563
Health & Retirement Property
  Trust                                8,900      172,438
Lucent Technologies, Incorporated      1,555       71,918
Sturm, Ruger & Company,
  Incorporated                         4,600       89,125
The Singer Company N.V.                4,900      109,637
Tenneco, Incorporated                  3,200      144,400
Toys "R" Us, Incorporated*             3,000       90,000
Union Pacific Corporation              2,000      120,250
UST, Incorporated                      5,200      168,350
                                              -----------
                                                1,220,494

OFFICE EQUIPMENT/SERVICES--1.61%
Sun Microsystems, Incorporated*        9,200      236,325
Tandem Computers, Incorporated*       10,000      137,500
                                              -----------
                                                  373,825

OIL DOMESTIC & INTERNATIONAL--
  3.14%
Amoco Corporation                      2,000      161,000
Chevron Corporation                    4,400      286,000
Societe Nationale Elf Aquitaine
  ADR                                  6,200      280,550
                                              -----------
                                                  727,550

PAPER/FOREST PRODUCTS--1.54%
Louisiana-Pacific Corporation          5,100      107,737
Mead Corporation                       2,000      116,250
Weyerhaeuser Company                   2,800      132,650
                                              -----------
                                                  356,637


COMMON STOCK                        SHARES       VALUE

SEMICONDUCTORS--1.51%
Avnet, Incorporated                    6,000  $   349,500

TRANSPORT, TRUCKING & SHIPPING--
  0.44%
Arnold Industries, Incorporated        2,200       34,925
Greenbrier Companies,
  Incorporated                         5,600       58,100
Newport News Shipbuilding,
  Incorporated*                          640        9,600
                                              -----------
                                                  102,625

UTILITY ELECTRIC/TELEPHONE--3.00%
Alltel Corporation                     4,400      138,050
AT&T Company                           4,800      208,800
GTE Corporation                        4,000      182,000
US West Communications Group           5,200      167,700
                                              -----------
                                                  696,550
                                              -----------
                  TOTAL COMMON STOCK--58.96%
                           (Cost $9,821,924)   13,672,075
                                              -----------

PREFERRED STOCK

COAL, GAS & PIPE--0.44%
Western Gas Resources,
  Incorporated (Convertible)           2,600      101,400

OIL DOMESTIC--0.85%
Unocal Corporation (Convertible)       3,500      198,188
                                              -----------
                TOTAL PREFERRED STOCK--1.29%
                             (Cost $314,066)      299,588
                                              -----------

SCHEDULE OF INVESTMENTS  December 31, 1996
--------------------------------------------------------------------------------
TRIFLEX FUND, CONTINUED

                                     FACE
BONDS AND NOTES                     AMOUNT       VALUE

FINANCIAL SERVICES--2.59%
Ford Motor Credit Company,
  6.375%, 09/15/99                 $ 600,000  $   600,000

GOVERNMENT AGENCIES--19.55%
Federal Home Loan Mortgage
  Corporation, 7.70%, 05/17/06     1,000,000    1,012,490
Federal Home Loan Mortgage
  Corporation, 7.00%, 09/15/07     1,000,000    1,004,260
Federal Home Loan Mortgage
  Corporation, Pool #284839,
  8.50%, 01/01/17                     58,187       60,278
Federal Home Loan Mortgage
  Corporation, Pool #302886,
  8.00%, 05/01/17                     54,863       55,910
Federal Home Loan Mortgage
  Corporation, Pool #298759,
  8.00%, 08/01/17                    184,881      188,406
Federal National Mortgage
  Association, 7.55%, 04/22/02       685,000      722,702
Federal National Mortgage
  Association, 7.55%, 06/10/04     1,250,000    1,258,150
Federal National Mortgage
  Association, Pool #041669,
  8.00%, 02/01/17                     36,083       36,760
Federal National Mortgage
  Association, Pool #48974,
  8.00%, 06/01/17                    190,270      193,838
                                              -----------
                                                4,532,794

U S TREASURY SECURITIES--14.41%
U S Treasury Bond, 6.000%,
  02/15/26                         2,600,000    2,367,976
U S Treasury Note, 5.875%,
  02/15/04                         1,000,000      974,160
                                              -----------
                                                3,342,136
                                              -----------
               TOTAL BONDS AND NOTES--36.55%
                           (Cost $8,193,231)    8,474,930
                                              -----------

                                     FACE
COMMERCIAL PAPER                    AMOUNT       VALUE

ELECTRIC UTILITIES--1.53%
Idaho Power Company, 5.70%,
  01/09/97                         $ 169,000  $   168,786
Orange & Rockland Utilities,
  Incorporated, 5.96%, 01/03/97      187,000      186,938
                                              -----------
                                                  355,724

FOODS--0.81%
Tyson Foods, Incorporated, 5.85%,
  01/07/97                           187,000      186,818

GOVERNMENT AGENCIES--0.22%
Federal National Mortgage
  Association, 6.00%, 01/03/97        50,000       49,983
                                              -----------
               TOTAL COMMERCIAL PAPER--2.56%
                             (Cost $592,525)      592,525
                                              -----------
                   TOTAL INVESTMENTS--99.36%
                          (Cost $18,921,746)   23,039,118
                 CASH AND OTHER ASSETS, LESS
                          LIABILITIES--0.64%      148,726
                                              -----------
                         NET ASSETS--100.00%  $23,187,844
                                              -----------
                                              -----------
ABBREVIATIONS
ADR -- American Depository Receipt
  * -- Non-income producing securities
 ** -- On January 31, 1997, the Fund's net asset value
      was $18.43 after considering the decline in value
      of Mercury Finance Company.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 1996
--------------------------------------------------------------------------------

                                                                          GROWTH          INCOME         TRIFLEX
ASSETS
Investments in securities, at value                                   $  152,539,213  $  165,485,291  $   23,039,118
Cash                                                                           2,235           2,026           8,959
Receivable for:
  Dividends                                                                  229,013         373,267          21,749
  Interest                                                                         -          46,473         122,088
Other assets                                                                 131,996         104,782          27,288
                                                                      --------------  --------------  --------------
                                                        TOTAL ASSETS     152,902,457     166,011,839      23,219,202
LIABILITIES
Capital stock reacquired                                                           -          82,393               -
Accrued:
  Investment advisory fee                                                     99,922          97,879          14,893
  Service fee                                                                 30,238          32,169           4,965
Other liabilities                                                             14,000          13,500          11,500
                                                                      --------------  --------------  --------------
                                                   TOTAL LIABILITIES         144,160         225,941          31,358
                                                                      --------------  --------------  --------------
                                                          NET ASSETS  $  152,758,297  $  165,785,898  $   23,187,844
                                                                      --------------  --------------  --------------
                                                                      --------------  --------------  --------------
Shares outstanding                                                        30,871,421       6,618,317       1,295,757
                                                                      --------------  --------------  --------------
                                                                      --------------  --------------  --------------
Net asset value per share                                             $         4.95  $        25.05  $        17.90
                                                                      --------------  --------------  --------------
                                                                      --------------  --------------  --------------
Offering price per share
  (Net asset value per share / 94.25%)                                $         5.25  $        26.58  $        18.99
                                                                      --------------  --------------  --------------
                                                                      --------------  --------------  --------------

STATEMENTS OF OPERATIONS  Year Ended December 31, 1996
--------------------------------------------------------------------------------

                                                                          GROWTH          INCOME         TRIFLEX
INVESTMENT INCOME
Dividends                                                             $    2,604,309  $    4,501,861  $      311,315
Interest                                                                     488,388         882,478         591,754
                                                                      --------------  --------------  --------------
                                             TOTAL INVESTMENT INCOME       3,092,697       5,384,339         903,069
EXPENSES
Investment advisory fee                                                    1,093,421       1,080,300         167,921
Service fee                                                                  335,086         355,696          55,974
Insurance                                                                     60,394          70,776           6,428
Directors' fees and expenses                                                  23,026          23,026          23,026
Custodian fees                                                                66,120          78,244          14,460
Audit fees                                                                    13,500          13,500          11,500
Qualification fees                                                            23,562          28,472           9,881
Shareholder reporting expenses                                                28,569          28,952           5,742
Reorganization expenses                                                            -               -           4,711
Legal                                                                            245             275             148
                                                                      --------------  --------------  --------------
                                                      TOTAL EXPENSES       1,643,923       1,679,241         299,791
                                            LESS EXPENSES REIMBURSED               -               -          29,344
                                                                      --------------  --------------  --------------
                                                        NET EXPENSES       1,643,923       1,679,241         270,447
                                                                      --------------  --------------  --------------
INVESTMENT INCOME, NET                                                     1,448,774       3,705,098         632,622
                                                                      --------------  --------------  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                         4,261,181       3,943,081         599,434
  Change in unrealized appreciation of investments for the year           17,439,255      15,681,074       1,280,861
                                                                      --------------  --------------  --------------
NET GAIN ON INVESTMENTS                                                   21,700,436      19,624,155       1,880,295
                                                                      --------------  --------------  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $   23,149,210  $   23,329,253  $    2,512,917
                                                                      --------------  --------------  --------------
                                                                      --------------  --------------  --------------

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND

                                                                          YEAR ENDED DECEMBER 31,
                                                                       ------------------------------
                                                                            1996            1995
                                                                       --------------  --------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income, net                                               $    1,448,774  $    2,100,718
  Net realized gain on investments                                          4,261,181       8,778,428
  Change in unrealized appreciation                                        17,439,255      17,009,120
                                                                       --------------  --------------
  Net increase in net assets resulting from operations                     23,149,210      27,888,266
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income, net                                                   (1,419,918)     (2,151,434)
  Capital gains                                                            (4,921,156)     (9,178,995)
                                                                       --------------  --------------
  Total distributions to shareholders                                      (6,341,074)    (11,330,429)
CAPITAL SHARE TRANSACTIONS, NET                                             1,129,016       5,013,300
                                                                       --------------  --------------
TOTAL INCREASE                                                             17,937,152      21,571,137
NET ASSETS
  Beginning of year                                                       134,821,145     113,250,008
                                                                       --------------  --------------
  End of year                                                          $  152,758,297  $  134,821,145
                                                                       --------------  --------------
                                                                       --------------  --------------

AMERICAN NATIONAL INCOME FUND

                                                                          YEAR ENDED DECEMBER 31,
                                                                       ------------------------------
                                                                            1996            1995
                                                                       --------------  --------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income, net                                               $    3,705,098  $    3,714,443
  Net realized gain on investments                                          3,943,081       6,691,546
  Change in unrealized appreciation                                        15,681,074      21,966,913
                                                                       --------------  --------------
  Net increase in net assets resulting from operations                     23,329,253      32,372,902
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income, net                                                   (3,671,980)     (3,750,365)
  Capital gains                                                            (4,113,747)     (6,611,754)
                                                                       --------------  --------------
  Total distributions to shareholders                                      (7,785,727)    (10,362,119)
CAPITAL SHARE TRANSACTIONS, NET                                             9,184,340       4,816,388
                                                                       --------------  --------------
TOTAL INCREASE                                                             24,727,866      26,827,171
NET ASSETS
  Beginning of year                                                       141,058,032     114,230,861
                                                                       --------------  --------------
  End of year                                                          $  165,785,898  $  141,058,032
                                                                       --------------  --------------
                                                                       --------------  --------------

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
TRIFLEX FUND

                                                                          YEAR ENDED DECEMBER 31,
                                                                       ------------------------------
                                                                            1996            1995
                                                                       --------------  --------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income, net                                               $      632,622  $      614,731
  Net realized gain on investments                                            599,434         352,817
  Change in unrealized appreciation                                         1,280,861       3,149,441
                                                                       --------------  --------------
  Net increase in net assets resulting from operations                      2,512,917       4,116,989
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income, net                                                     (626,356)       (627,120)
  Capital gains                                                              (550,081)       (178,979)
                                                                       --------------  --------------
  Total distributions to shareholders                                      (1,176,437)       (806,099)
CAPITAL SHARE TRANSACTIONS, NET                                                94,672        (576,725)
                                                                       --------------  --------------
TOTAL INCREASE                                                              1,431,152       2,734,165
NET ASSETS
  Beginning of year                                                        21,756,692      19,022,527
                                                                       --------------  --------------
  End of year                                                          $   23,187,844  $   21,756,692
                                                                       --------------  --------------
                                                                       --------------  --------------

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period

                                                                            YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------
AMERICAN NATIONAL GROWTH FUND                                  1996       1995       1994       1993       1992
                                                             ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year                           $    4.39  $    3.83  $    4.15  $    4.51  $    5.07
Investment income, net                                            0.05       0.08       0.06       0.06       0.08
Net realized and unrealized gain (loss) on investments
  during the year                                                 0.73       0.88       0.15       0.31      (0.20)
                                                             ---------  ---------  ---------  ---------  ---------
                           Total from Investment Operations       0.78       0.96       0.21       0.37      (0.12)
Less distributions from
  Investment income, net                                         (0.05)     (0.08)     (0.06)     (0.06)     (0.08)
  Capital gains                                                  (0.17)     (0.32)     (0.47)     (0.67)     (0.36)
                                                             ---------  ---------  ---------  ---------  ---------
                                        Total distributions      (0.22)     (0.40)     (0.53)     (0.73)     (0.44)
                                                             ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                                 $    4.95  $    4.39  $    3.83  $    4.15  $    4.51
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
                                               Total return      17.64%     25.20%      4.98%      8.17%     (2.50)%
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                      $ 152,758  $ 134,821  $ 113,250  $ 113,135  $ 111,811
Ratio of expenses to average net assets                           1.15       0.98       0.97       1.00       1.07
Ratio of net investment income to average net assets              1.02       1.67       1.46       1.31       1.42
Portfolio turnover rate                                          18.72      37.00      46.26      59.67      92.28
Average commission rate                                           7.00     --         --         --         --

                                                                            YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------
AMERICAN NATIONAL INCOME FUND                                  1996       1995       1994       1993       1992
                                                             ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year                           $   22.59  $   18.90  $   21.66  $   22.09  $   22.94
Investment income, net                                            0.58       0.62       0.62       0.56       0.57
Net realized and unrealized gain (loss) on investments
  during the year                                                 3.10       4.82      (0.75)      1.75       0.17
                                                             ---------  ---------  ---------  ---------  ---------
                           Total from Investment Operations       3.68       5.44      (0.13)      2.31       0.74
Less distributions from
  Investment income, net                                         (0.58)     (0.63)     (0.61)     (0.60)     (0.53)
  Capital gains                                                  (0.64)     (1.12)     (2.02)     (2.14)     (1.06)
                                                             ---------  ---------  ---------  ---------  ---------
                                        Total distributions      (1.22)     (1.75)     (2.63)     (2.74)     (1.59)
                                                             ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                                 $   25.05  $   22.59  $   18.90  $   21.66  $   22.09
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
                                               Total return      16.46%     29.12%     (0.61)%     10.63%      3.31%
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                      $ 165,786  $ 141,058  $ 114,231  $ 119,956  $ 108,076
Ratio of expenses to average net assets                           1.10       1.12       1.12       1.17       1.18
Ratio of net investment income to average net assets              2.42       2.89       2.86       2.51       2.56
Portfolio turnover rate                                          27.07      44.00      52.46      70.71      44.03
Average commission rate                                           7.00     --         --         --         --
                                                                            YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------
TRIFLEX FUND                                                   1996       1995       1994       1993       1992
                                                             ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year                           $   16.85  $   14.32  $   15.35  $   15.81  $   16.20
Investment income, net                                            0.49       0.49       0.45       0.41       0.46
Net realized and unrealized gain (loss) on investments
  during the year                                                 1.48       2.67      (0.22)      0.58       0.01
                                                             ---------  ---------  ---------  ---------  ---------
                           Total from Investment Operations       1.97       3.16       0.23       0.99       0.47
Less distributions from
  Investment income, net                                         (0.49)     (0.49)     (0.45)     (0.41)     (0.35)
  Capital gains                                                  (0.43)     (0.14)     (0.81)     (1.04)     (0.51)
                                                             ---------  ---------  ---------  ---------  ---------
                                        Total distributions      (0.92)     (0.63)     (1.26)     (1.45)     (0.86)
                                                             ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                                 $   17.90  $   16.85  $   14.32  $   15.35  $   15.81
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
                                               Total return      11.86%     22.29%      1.49%      6.31%      3.00%
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                      $  23,188  $  21,757  $  19,023  $  20,469  $  21,482
Ratio of expenses to average net assets (1)                       1.21       1.26       1.25       1.32       1.15
Ratio of net investment income to average net assets              2.83       2.99       2.91       2.49       2.96
Portfolio turnover rate                                          23.78      16.39      46.95      70.98      61.66
Average commission rate                                           7.00     --         --         --         --

(1) Expenses for these calculations are net of a reimbursement from Securities Management & Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.34%, 1.46%, 1.45%, 1.39% and 1.32% for the years ended 1996, 1995, 1994, 1993 and 1992, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 1996
--------------------------------------------------------------------------------
AMERICAN NATIONAL FUNDS GROUP

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
The American National Funds Group (the "Funds") are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Funds are comprised of the American National Growth Fund, Inc., American National Income Fund, Inc. and the Triflex Fund, Inc. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION:
Investments listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from security transactions are reported on the basis of specific identification for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:
For federal income tax purposes, each fund is treated as a separate entity. The Funds intend to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:
Fund shares are sold in a continuous public offering at net asset value plus a sales charge. The Funds repurchase shares at net asset value. Dividends and other distributions are recorded by the Fund on the ex-dividend date and may be reinvested at the net asset value.

EXPENSES:
Operating expenses not directly attributable to a Fund's operations are prorated among the Funds based on the relative net assets or shareholders of each Fund. Reorganization expenses have been deferred and are being amortized over a five year period.

NOTE 2--INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Securities Management and Research, Inc. (SM&R) is the investment advisor and principal underwriter for the Funds. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

                                                                      INVESTMENT
                                                                       ADVISORY
                                                                          FEE      SERVICE FEE
Net Assets
Not exceeding $100,000,000                                                0.750%       0.250%
Exceeding $100,000,000 but not exceeding $200,000,000                     0.625%       0.200%
Exceeding $200,000,000 but not exceeding $300,000,000                     0.500%       0.150%
Exceeding $300,000,000                                                    0.400%       0.100%

The investment advisory agreement for the Growth Fund provides for incentive fees that will increase or decrease the basic investment advisory fee, based on the performance of the fund in relation to a specified industry index for the funds with similar objectives over a rolling 36-month period. For the year ended December 31, 1996 approximately $116,500 was earned in incentive fees, and the investment advisory fee was decreased by approximately $41,400, netting an increase of approximately $75,100.

SM&R has agreed to reimburse the Fund for all expenses, other than taxes, interest, and expenses directly related to the purchase and sale of investment securities, in excess of 1.25% per annum of the average daily net assets.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL FUNDS GROUP

During the year ended December 31, 1996, SM&R, as principal underwriter, received as sales charges on sale of shares of capital stock of the Funds and made reallowances to dealers as follows:

                                                                          SALES CHARGES
                                                      SALES CHARGES       REALLOWED TO
                                                    RECEIVED BY SM&R         DEALERS
Growth                                                  $ 256,481           $   6,066
Income                                                    612,858               9,010
Triflex                                                    44,577                 390

SM&R is a wholly-owned subsidiary of American National Insurance Company (American National). As of December 31, 1996, SM&R and American National had the following ownership in the Funds:

                                                               AMERICAN NATIONAL
                                       SM&R               ----------------------------
                          ------------------------------                PERCENT OF
                                         PERCENT OF                       SHARES
                           SHARES    SHARES OUTSTANDING    SHARES       OUTSTANDING
Growth                      283,275           0.92%       1,002,908          3.25%
Income                       14,153           0.21%          --             --
Triflex                     104,501           8.06%         174,857         13.49%

NOTE 3--COST, PURCHASES, AND SALES OF INVESTMENT SECURITIES
Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment in securities, other than commercial paper and corporate short-term bonds and notes, were as follows:

                         PURCHASES     SALES
Growth                  $24,860,419  $26,864,011
Income                   37,697,435   39,540,937
Triflex                   5,315,027    5,078,764

Gross unrealized appreciation and depreciation as of December 31, 1996, were as follows:

                        APPRECIATION  DEPRECIATION
Growth                 $39,668,131    $2,717,885
Income                  39,395,515       727,090
Triflex                  4,417,677       300,305

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL FUNDS GROUP

NOTE 4--CAPITAL STOCK

AMERICAN NATIONAL GROWTH FUND

                                                                 YEAR ENDED              YEAR ENDED
                                                             DECEMBER 31, 1996       DECEMBER 31, 1995
                                                           ----------------------  ----------------------
                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                           ---------  -----------  ---------  -----------
Sale of capital shares                                     2,177,792  $10,210,865  2,337,194  $10,021,158
Investment income dividends reinvested                       287,812    1,382,250    473,961    2,069,798
Distributions made from net realized gains reinvested        967,807    4,800,321  2,057,863    8,931,124
                                                           ---------  -----------  ---------  -----------
Subtotals                                                  3,433,411   16,393,436  4,869,018   21,022,080
Redemptions of capital shares                              (3,261,788) (15,264,420) (3,708,002) (16,008,780)
                                                           ---------  -----------  ---------  -----------
Net increase in capital shares outstanding                   171,623  $ 1,129,016  1,161,016  $ 5,013,300
                                                                      -----------             -----------
                                                                      -----------             -----------
Shares outstanding at beginning of year                    30,699,798              29,538,782
                                                           ---------               ---------
Shares outstanding at end of year                          30,871,421              30,699,798
                                                           ---------               ---------
                                                           ---------               ---------
The components of net assets at December 31, 1996, are as
  follows:
Capital Stock--30,871,421 shares of $1.00 par value
  outstanding (75,000,000 authorized) (par and additional
  paid-in capital)                                                    $113,283,856
Undistributed net investment income                                       685,115
Accumulated net realized gain on investments                            1,839,080
Net unrealized appreciation of investments                             36,950,246
                                                                      -----------
Net assets                                                            $152,758,297
                                                                      -----------
                                                                      -----------

AMERICAN NATIONAL INCOME FUND

                                                                 YEAR ENDED              YEAR ENDED
                                                             DECEMBER 31, 1996       DECEMBER 31, 1995
                                                           ----------------------  ----------------------
                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                           ---------  -----------  ---------  -----------
Sale of capital shares                                       910,789  $21,860,138    560,583  $12,119,202
Investment income dividends reinvested                       146,022    3,535,030    166,234    3,617,673
Distributions made from net realized gains reinvested        160,183    3,978,943    286,368    6,408,920
                                                           ---------  -----------  ---------  -----------
Subtotals                                                  1,216,994   29,374,111  1,013,185   22,145,795
Redemptions of capital shares                               (843,346) (20,189,771)  (811,772) (17,329,407)
                                                           ---------  -----------  ---------  -----------
Net increase in capital shares outstanding                   373,648  $ 9,184,340    201,413  $ 4,816,388
                                                                      -----------             -----------
                                                                      -----------             -----------
Shares outstanding at beginning of year                    6,244,669               6,043,256
                                                           ---------               ---------
Shares outstanding at end of year                          6,618,317               6,244,669
                                                           ---------               ---------
                                                           ---------               ---------
The components of net assets at December 31, 1996, are as
  follows:
Capital Stock--6,618,317 shares of $1.00 par value
  outstanding (50,000,000 authorized) (par and additional
  paid-in capital)                                                    $126,385,216
Undistributed net investment income                                       214,559
Accumulated net realized gain on investments                              517,698
Net unrealized appreciation of investments                             38,668,425
                                                                      -----------
Net assets                                                            $165,785,898
                                                                      -----------
                                                                      -----------

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL FUNDS GROUP

TRIFLEX FUND

                                                                 YEAR ENDED              YEAR ENDED
                                                             DECEMBER 31, 1996       DECEMBER 31, 1995
                                                           ----------------------  ----------------------
                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                           ---------  -----------  ---------  -----------
Sale of capital shares                                       119,915  $ 2,092,078     69,156  $ 1,102,436
Investment income dividends reinvested                        34,214      599,589     37,554      602,878
Distributions made from net realized gains reinvested         29,666      532,797     10,388      173,263
                                                           ---------  -----------  ---------  -----------
Subtotals                                                    183,795    3,224,464    117,098    1,878,577
Redemptions of capital shares                               (178,895)  (3,129,792)  (154,950)  (2,455,302)
                                                           ---------  -----------  ---------  -----------
Net increase (decrease) in capital shares outstanding          4,900  $    94,672    (37,852) ($  576,725)
                                                                      -----------             -----------
                                                                      -----------             -----------
Shares outstanding at beginning of year                    1,290,857               1,328,709
                                                           ---------               ---------
Shares outstanding at end of year                          1,295,757               1,290,857
                                                           ---------               ---------
                                                           ---------               ---------
The components of net assets at December 31, 1996, are as
  follows:
Capital Stock--1,295,757 shares of $1.00 par value
  outstanding (50,000,000 authorized) (par and additional
  paid-in capital)                                                    $18,661,821
Undistributed net investment income                                       340,555
Accumulated net realized gain on investments                               68,096
Net unrealized appreciation of investments                              4,117,372
                                                                      -----------
Net assets                                                            $23,187,844
                                                                      -----------
                                                                      -----------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
The Board of Directors and Shareholders
American National Funds Group

We have audited the accompanying statements of assets and liabilities of American National Funds Group (comprised of American National Growth Fund, Inc., American National Income Fund, Inc. and Triflex Fund, Inc.), including the schedule of investments as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American National Funds Group as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                  KPMG Peat Marwick LLP

Houston, Texas
February 7, 1997

DISTRIBUTIONS
----------------------------------------------------------------------------
Distributions per share for the year ended December 31, 1996.

                                                                                SHORT-TERM    LONG-TERM
                                                         RECORD     INVESTMENT    CAPITAL      CAPITAL
                                                          DATE        INCOME       GAIN         GAIN
American National Growth Fund, Inc.                       6/24/96    $ 0.0259
                                                         12/18/96    $ 0.0215    $ 0.0890     $ 0.0760

American National Income Fund, Inc.                       3/22/96    $ 0.1240
                                                          6/24/96    $ 0.1500
                                                          9/23/96    $ 0.1560
                                                         12/18/96    $ 0.1480    $ 0.1380     $ 0.5010

Triflex Fund, Inc.                                        3/22/96    $ 0.1016
                                                          6/24/96    $ 0.1250
                                                          9/23/96    $ 0.1300
                                                         12/18/96    $ 0.1350    $ 0.3790     $ 0.0550